UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2018

Annual Report

Deutsche DWS Variable Series I

(formerly Deutsche Variable Series I)

DWS Bond VIP

(formerly Deutsche Bond VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Bond VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 is 0.74% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,735	$10,913	$11,603	$15,063
	Average annual total return	–2.65%	2.95%	3.02%	4.18%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,001	$10,630	$11,326	$14,075
	Average annual total return	0.01%	2.06%	2.52%	3.48%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Bond VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

During the 12-month period ended December 31, 2018, the Fund provided a total return of –2.65% (Class A shares, unadjusted for contract charges) compared with the 0.01% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Against a backdrop of steady growth, strong corporate profits and arguably full employment, the bond markets in 2018 watched closely for any indications of an acceleration in inflation that could lead the U.S. Federal Reserve (the Fed) to push forward its timetable for returning interest rates to more historically normal levels. In early February, Treasury yields moved higher as hiring and wage growth data for January came in above expectations. March saw fears of a global trade war come to the forefront as the Trump administration announced plans to impose tariffs on steel and aluminum as well as on a wide range of imports coming from China. Risk sentiment would soon stabilize, as increasingly robust economic growth and corporate earnings data outweighed concerns over protectionist U.S. trade policy. However, the fourth quarter of 2018 witnessed declining prices for credit-oriented segments of the bond market as slowing growth overseas highlighted the downside risks of a global trade war. Notwithstanding the downturn in sentiment, the Fed continued to tighten monetary policy, raising its benchmark overnight lending rate in mid-December by a quarter point to the 2.25% to 2.50% range, the fourth such hike of 2018.

For the 12 months ended December 31, 2018, yields rose along the length of the U.S. Treasury yield curve and the curve flattened as increases on the front-end were more significant. To illustrate, the two-year Treasury yield went from 1.88% to 2.48%, the five-year from 2.21% to 2.51%, the 10-year from 2.41% to 2.69%, the 20-year from 2.55% to 2.87% and the 30-year from 2.74% to 3.02%.

The Fund’s underperformance versus the benchmark for the 12-month period was driven principally by exposure to more credit-sensitive fixed-income sectors, which suffered as risk sentiment deteriorated in the fourth quarter of 2018. In particular, an overweighting of investment-grade corporate bonds at the expense of U.S. Treasury securities constrained performance. In addition, out-of-benchmark exposure to U.S. high yield corporate bonds detracted as spreads widened late in the period. An overweight to energy within both investment grade and high yield corporates weighed on return as oil prices declined sharply in the fourth quarter. The Fund’s out-of-benchmark exposure to securitized assets such as asset-backed securities and commercial mortgage-backed securities was the leading positive contributor to performance relative to the benchmark.

The managers used derivatives as part of implementing the Fund’s positioning along the yield curve as well to hedge against certain risks, with a modest negative impact on performance. Credit fundamentals are currently stable and new issue supply has been relatively light for both investment grade and high yield credit. While we remain constructive on credit overall relative to Treasuries, we are somewhat cautiously positioned within each sector against a backdrop of heightened volatility. We continue to closely monitor the impact of trade tensions and other geopolitical risks on investor sentiment and the credit markets.

Thomas M. Farina, CFA, Managing Director

Gregory M. Staples, CFA, Managing Director

Kelly L. Beam, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk

4	|	Deutsche DWS Variable Series I — DWS Bond VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Bloomberg Barclays U.S. Aggregate Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contributors and detractors incorporate both a holding’s return and its weight. If two holdings have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

Credit spread is the additional yield provided by bonds rated AA and below vs. comparable maturity bonds rated AAA.

Commercial mortgage-backed securities are secured by loans on commercial properties. Asset-backed securities are secured by loans, credit or receivables, exclusive of mortgage debt.

Deutsche DWS Variable Series I — DWS Bond VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Total Net Assets)	12/31/18	12/31/17
Corporate Bonds	58%	64%
Mortgage-Backed Securities Pass-Throughs	20%	20%
Asset-Backed	9%	5%
Government & Agency Obligations	5%	5%
Commercial Mortgage-Backed Securities	4%	2%
Collateralized Mortgage Obligations	4%	4%
Short-Term U.S. Treasury Obligations	3%	7%
Commercial Paper	1%	—
Cash Equivalents, Securities Lending Collateral and other Assets and Liabilities, net	–4%	–7%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
AAA	26%	29%
AA	9%	5%
A	19%	14%
BBB	33%	32%
BB	11%	13%
B	1%	5%
Not Rated	1%	2%
	100%	100%

Interest Rate Sensitivity	12/31/18	12/31/17
Effective Maturity	9.6 years	11.1 years
Effective Duration	5.8 years	5.9 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Bond VIP

Investment Portfolio	as of December 31, 2018

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 57.7%
Communication Services 4.3%

AT&T, Inc., 3-month USD-LIBOR + 1.180%, 3.956%*, 6/12/2024	207,000	200,788

CCO Holdings LLC, 144A, 5.125%, 5/1/2027	330,000	307,362

Charter Communications Operating LLC:

3.75%, 2/15/2028	110,000	99,508

5.375%, 5/1/2047	70,000	63,432

Comcast Corp.:

3.55%, 5/1/2028	240,000	231,659

4.6%, 10/15/2038	180,000	181,760

4.95%, 10/15/2058	70,000	71,166

Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	250,000	234,824

Sprint Communications, Inc., 6.0%, 11/15/2022	250,000	245,333

Verizon Communications, Inc., 5.5%, 3/16/2047	60,000	63,805

Viacom, Inc., 5.875%, 2/28/2057	210,000	190,573

Vodafone Group PLC, 5.25%, 5/30/2048	98,000	92,006

		1,982,216

Consumer Discretionary 6.5%

Booking Holdings, Inc., 2.75%, 3/15/2023	105,000	100,782

Expedia Group, Inc., 3.8%, 2/15/2028	100,000	90,683

Ford Motor Co., 5.291%, 12/8/2046	50,000	41,049

General Motors Financial Co., Inc.:

3.15%, 6/30/2022	450,000	429,821

4.35%, 4/9/2025	84,000	79,586

HD Supply, Inc., 144A, 5.375%, 10/15/2026	175,000	169,750

Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	130,000	122,850

Hilton Worldwide Finance LLC, 4.875%, 4/1/2027	220,000	206,250

Home Depot, Inc., 4.5%, 12/6/2048	50,000	51,619

KFC Holding Co., 144A, 4.75%, 6/1/2027	260,000	241,800

Netflix, Inc., 144A, 5.875%, 11/15/2028	235,000	228,350

Nordstrom, Inc., 5.0%, 1/15/2044	135,000	116,366

Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	130,000	129,350

Sands China Ltd., 144A, 4.6%, 8/8/2023	200,000	198,676

Starbucks Corp., 4.5%, 11/15/2048	100,000	93,088

Toll Brothers Finance Corp., 4.875%, 11/15/2025	80,000	74,800

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	125,000	116,563

	Principal Amount ($)(a)	Value ($)

VOC Escrow Ltd., 144A, 5.0%, 2/15/2028	95,000	87,638

Volkswagen Group of America Finance LLC, 144A, 4.25%, 11/13/2023	200,000	198,361

Walgreens Boots Alliance, Inc.,

4.8%, 11/18/2044	40,000	36,419

Walmart, Inc., 3.4%, 6/26/2023	175,000	176,803

		2,990,604

Consumer Staples 3.5%

Anheuser-Busch Companies LLC, 144A, 4.9%, 2/1/2046	140,000	129,834

Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	60,000	52,214

Aramark Services, Inc., 144A, 5.0%, 2/1/2028	295,000	275,088

BAT Capital Corp., 3.557%, 8/15/2027	225,000	199,743

Campbell Soup Co., 4.8%, 3/15/2048	65,000	55,744

Conagra Brands, Inc.:

5.3%, 11/1/2038	130,000	122,842

5.4%, 11/1/2048	20,000	18,419

Constellation Brands, Inc., 5.25%, 11/15/2048	30,000	30,104

Keurig Dr Pepper, Inc.:

144A, 4.057%, 5/25/2023	90,000	89,688

144A, 4.597%, 5/25/2028	70,000	69,472

144A, 5.085%, 5/25/2048	100,000	95,095

Kraft Heinz Foods Co.:

4.375%, 6/1/2046	130,000	107,097

4.625%, 1/30/2029	90,000	88,985

Molson Coors Brewing Co., 4.2%, 7/15/2046	120,000	99,696

Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	150,000	147,109

		1,581,130

Energy 8.5%

Baker Hughes a GE Co., LLC, 4.08%, 12/15/2047	85,000	70,044

Boardwalk Pipelines LP, 4.95%, 12/15/2024	110,000	111,548

Buckeye Partners LP, 4.125%, 12/1/2027	140,000	125,884

Canadian Natural Resources Ltd.:

3.85%, 6/1/2027	125,000	117,915

4.95%, 6/1/2047	80,000	77,107

Cenovus Energy, Inc., 5.4%, 6/15/2047	100,000	86,106

Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	210,000	196,350

Chesapeake Energy Corp., 7.0%, 10/1/2024 (b)	140,000	121,100

Continental Resources, Inc.:

4.9%, 6/1/2044	90,000	79,656

5.0%, 9/15/2022	48,000	47,659

DCP Midstream Operating LP, 5.375%, 7/15/2025	105,000	102,638

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	7

	Principal Amount ($)(a)	Value ($)

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	200,000	203,208

Enbridge, Inc., 3.5%, 6/10/2024	20,000	19,474

Energy Transfer LP, 4.25%, 3/15/2023	350,000	336,875

Energy Transfer Operating LP, 5.95%, 10/1/2043	50,000	47,540

EnLink Midstream Partners LP, 5.45%, 6/1/2047	160,000	129,396

Enterprise Products Operating LLC, 4.25%, 2/15/2048	330,000	292,506

EQM Midstream Partners LP:

4.75%, 7/15/2023	92,000	91,802

6.5%, 7/15/2048	28,000	27,568

EQT Corp., 3.9%, 10/1/2027	105,000	90,519

Hess Corp., 5.8%, 4/1/2047	140,000	125,657

Kinder Morgan, Inc., 4.3%, 3/1/2028	445,000	435,538

Newfield Exploration Co., 5.75%, 1/30/2022	60,000	60,600

Noble Energy, Inc., 4.95%, 8/15/2047	100,000	86,520

Petroleos Mexicanos, 6.5%, 3/13/2027	180,000	169,200

Plains All American Pipeline LP, 2.85%, 1/31/2023	165,000	155,534

Range Resources Corp., 5.0%, 3/15/2023	300,000	264,000

Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	75,000	66,226

TransCanada PipeLines Ltd, 5.1%, 3/15/2049	170,000	169,443

		3,907,613

Financials 14.9%

AerCap Ireland Capital DAC, 3.3%, 1/23/2023	150,000	142,607

Aflac, Inc., 4.75%, 1/15/2049	150,000	153,067

Air Lease Corp., 4.625%, 10/1/2028	160,000	151,125

Aircastle Ltd.:

4.4%, 9/25/2023	109,000	107,204

5.5%, 2/15/2022	175,000	179,047

Ares Capital Corp.:

3.625%, 1/19/2022	130,000	126,209

3.875%, 1/15/2020	200,000	200,420

ASB Bank Ltd., 144A, 3.75%, 6/14/2023	200,000	200,840

AXA Equitable Holdings, Inc., 144A, 5.0%, 4/20/2048	100,000	88,703

Banco de Credito e Inversiones SA, 144A, 3.5%, 10/12/2027	225,000	202,500

Banco Santander Mexico SA, 144A, 5.95%, 10/1/2028	210,000	210,788

Bank of America Corp., 4.271%, 7/23/2029	150,000	149,296

BOC Aviation Ltd., 144A, 3-month USD-LIBOR + 1.125%, 3.947%*, 9/26/2023	250,000	248,683

BPCE SA, 144A, 4.625%, 9/12/2028	250,000	245,686

Citigroup, Inc.:

3.2%, 10/21/2026	170,000	156,942

3.887%, 1/10/2028	140,000	135,087

Credit Suisse Group AG, 144A, 4.282%, 1/9/2028	250,000	241,176

	Principal Amount ($)(a)	Value ($)

Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	100,000	96,378

Fairfax Financial Holdings Ltd., 144A, 4.85%, 4/17/2028	96,000	92,245

HSBC Holdings PLC:

4.375%, 11/23/2026	200,000	193,624

6.0% Perpetual (c)	225,000	202,608

ING Groep NV:

4.55%, 10/2/2028	273,000	269,899

144A, 4.625%, 1/6/2026	200,000	201,354

JPMorgan Chase & Co.:

2.95%, 10/1/2026	140,000	129,294

4.203%, 7/23/2029	135,000	134,590

KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	55,000	54,174

Kookmin Bank, 144A, 2.875%, 3/25/2023	200,000	194,166

Legg Mason, Inc., 5.625%, 1/15/2044	100,000	98,687

Macquarie Group Ltd., 144A, 5.033%, 1/15/2030	300,000	295,628

Manulife Financial Corp., 4.061%, 2/24/2032	200,000	188,603

Morgan Stanley, 3.591%, 7/22/2028	100,000	94,550

Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	80,000	84,467

Santander Holdings U.S.A., Inc., 3.7%, 3/28/2022	270,000	265,166

State Street Corp., 4.141%, 12/3/2029	130,000	134,185

Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	70,000	68,210

The Goldman Sachs Group, Inc.:

3.75%, 2/25/2026	290,000	274,237

3.814%, 4/23/2029	155,000	144,712

Vantiv LLC, 144A, 4.375%, 11/15/2025	200,000	183,000

Wells Fargo Bank NA, 3.55%, 8/14/2023	250,000	248,943

Woori Bank, 144A, 4.5% Perpetual (c)	250,000	242,851

		6,830,951

Health Care 2.7%

AbbVie, Inc.:

4.45%, 5/14/2046	120,000	104,969

4.875%, 11/14/2048	50,000	46,650

Allergan Funding SCS, 4.75%, 3/15/2045	70,000	66,449

Bayer U.S. Finance II LLC, 144A, 4.375%, 12/15/2028	200,000	190,950

CVS Health Corp., 4.78%, 3/25/2038	129,000	123,615

HCA, Inc.:

5.25%, 6/15/2026	130,000	129,025

5.375%, 9/1/2026	115,000	111,837

Pfizer, Inc., 4.2%, 9/15/2048	90,000	91,316

Stryker Corp.:

3.375%, 11/1/2025	80,000	77,342

4.625%, 3/15/2046	40,000	40,180

Teva Pharmaceutical Finance Netherlands III BV, 6.0%, 4/15/2024	200,000	192,643

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

UnitedHealth Group, Inc., 4.45%, 12/15/2048	60,000	61,760

		1,236,736

Industrials 2.8%

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	167,000	159,485

Boeing Co., 3.625%, 3/1/2048	25,000	23,022

Corning, Inc., 5.35%, 11/15/2048	150,000	152,165

CSX Corp., 4.25%, 11/1/2066	130,000	112,389

Delta Air Lines, Inc., 4.375%, 4/19/2028	154,000	147,579

FedEx Corp.:

4.05%, 2/15/2048	220,000	184,283

4.95%, 10/17/2048	100,000	96,637

General Electric Co.:

4.125%, 10/9/2042	45,000	35,160

4.5%, 3/11/2044	40,000	32,623

Kansas City Southern, 4.7%, 5/1/2048	80,000	78,125

Union Pacific Corp., 4.5%, 9/10/2048	125,000	123,256

United Rentals North America, Inc., 6.5%, 12/15/2026	140,000	137,900

		1,282,624

Information Technology 3.3%

Amazon.com, Inc., 4.25%, 8/22/2057	135,000	131,172

Apple, Inc., 3.45%, 2/9/2045	60,000	53,128

Broadcom Corp.:

3.5%, 1/15/2028	115,000	99,637

3.625%, 1/15/2024	125,000	118,263

Dell International LLC, 144A, 5.875%, 6/15/2021	240,000	239,741

DXC Technology Co., 4.75%, 4/15/2027	190,000	190,669

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	95,000	91,913

Fiserv, Inc., 4.2%, 10/1/2028	150,000	149,699

Microchip Technology, Inc., 144A, 3.922%, 6/1/2021	42,000	41,663

Seagate HDD Cayman, 4.25%, 3/1/2022	90,000	86,011

VMware, Inc., 3.9%, 8/21/2027	110,000	97,572

Western Digital Corp., 4.75%, 2/15/2026	245,000	212,537

		1,512,005

Materials 2.8%

Anglo American Capital PLC, 144A, 4.75%, 4/10/2027	230,000	220,277

AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	110,000	110,990

Celulosa Arauco y Constitucion SA, 5.5%, 11/2/2047	200,000	188,002

DowDuPont, Inc., 5.419%, 11/15/2048	150,000	155,841

Freeport-McMoRan, Inc., 4.55%, 11/14/2024	200,000	184,500

International Flavors & Fragrances, Inc., 5.0%, 9/26/2048	90,000	89,644

SASOL Financing U.S.A. LLC, 5.875%, 3/27/2024	200,000	199,578

Yamana Gold, Inc., 4.95%, 7/15/2024	110,000	107,608

		1,256,440

	Principal Amount ($)(a)	Value ($)
Real Estate 4.1%

Crown Castle International Corp.:

(REIT), 3.8%, 2/15/2028	50,000	47,315

(REIT), 5.25%, 1/15/2023	135,000	140,187

ERP Operating LP, (REIT), 4.15%, 12/1/2028	150,000	152,847

Government Properties Income Trust:

(REIT), 3.75%, 8/15/2019	60,000	60,059

(REIT), 4.0%, 7/15/2022	125,000	123,018

Hospitality Properties Trust, (REIT), 5.25%, 2/15/2026	155,000	156,610

Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	135,000	133,179

MGM Growth Properties Operating Partnership LP, (REIT), 4.5%, 9/1/2026	120,000	108,600

Omega Healthcare Investors, Inc., (REIT), 5.25%, 1/15/2026	50,000	50,880

Realty Income Corp., (REIT), 3.875%, 4/15/2025	250,000	249,531

SBA Communications Corp.:

(REIT), 4.0%, 10/1/2022	190,000	180,975

(REIT), 4.875%, 9/1/2024	125,000	117,500

Select Income REIT:

(REIT), 4.15%, 2/1/2022	80,000	79,133

(REIT), 4.25%, 5/15/2024	80,000	77,090

WEA Finance LLC, 144A, (REIT), 3.75%, 9/17/2024	200,000	198,648

		1,875,572

Utilities 4.3%

Abu Dhabi National Energy Co. PJSC, 144A, 4.375%, 4/23/2025	210,000	208,204

EDP Finance BV, 144A, 3.625%, 7/15/2024	200,000	187,016

Electricite de France SA, 144A, 4.75%, 10/13/2035	75,000	70,653

Enel Finance International NV, 144A, 4.25%, 9/14/2023	300,000	293,336

Israel Electric Corp., Ltd.:

144A, REG S, 4.25%, 8/14/2028	290,000	275,477

Series 6, 144A, REG S, 5.0%, 11/12/2024	300,000	302,184

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 222,000	252,436

Sempra Energy, 4.0%, 2/1/2048	55,000	47,208

Southern California Edison Co., 3.65%, 3/1/2028	250,000	244,299

Southern Power Co., Series F, 4.95%, 12/15/2046	87,000	81,126

		1,961,939
Total Corporate Bonds (Cost $27,473,624)		26,417,830

Mortgage-Backed Securities Pass-Throughs 20.5%
Mortgage pass-through

Federal Home Loan Mortgage Corp.:

4.0%, 8/1/2039	363,997	373,146

5.5%, with various maturities from 10/1/2023 until 5/1/2041	545,682	583,196

6.5%, 3/1/2026	58,113	61,884

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	9

	Principal Amount ($)(a)	Value ($)
Federal National Mortgage Association:
3.5%, with various maturities from 12/1/2045 until 1/1/2049 (d)	3,100,992	3,107,017
4.0%, 1/1/2049 (d)	1,300,000	1,325,188
12-month USD-LIBOR + 1.750%, 4.5%*, 9/1/2038	26,905	28,103
4.5%, 1/1/2049 (d)	1,900,000	1,967,428
5.0%, 10/1/2033	29,028	30,866
5.5%, with various maturities from 12/1/2032 until 8/1/2037	547,821	589,506
6.0%, with various maturities from 4/1/2024 until 3/1/2025	138,029	148,107
6.5%, with various maturities from 11/1/2024 until 1/1/2036	53,896	57,920
Government National Mortgage Association, 4.0%, 1/1/2049 (d)	1,100,000	1,126,297
Total Mortgage-Backed Securities Pass-Throughs (Cost $9,399,158)		9,398,658

Asset-Backed 9.0%
Automobile Receivables 1.8%
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	500,000	497,594
CarMax Auto Owner Trust, “A4”, Series 2015-1, 1.83%, 7/15/2020	305,727	304,839

		802,433

Credit Card Receivables 3.2%
Discover Card Execution Note Trust, “A4”, Series 2014-A4, 2.12%, 12/15/2021	500,000	498,136
World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	1,000,000	974,973

		1,473,109

Miscellaneous 4.0%
Goldentree Loan Opportunities X Ltd., “AJR”, Series 2015-10A, 144A, 3-month USD-LIBOR + 1.450%, 3.919%*, 7/20/2031	433,333	427,820
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	83,929	82,668
Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	745,000	754,193
Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.579%*, 7/20/2030	400,000	392,769
Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	198,000	189,751

		1,847,201
Total Asset-Backed (Cost $4,157,582)		4,122,743

	Principal Amount ($)(a)	Value ($)
Commercial Mortgage-Backed Securities 4.5%
Bank, “B”, Series 2018-BN13, 4.681%, 8/15/2061	500,000	514,250
BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.110%, 3.555%*, 11/15/2034	280,000	276,441
FHLMC Multifamily Structured Pass-Through Certificates:
“X1”, Series K043, Interest Only, 0.542%*, 12/25/2024	4,922,343	137,482
“X1”, Series K054, Interest Only, 1.177%*, 1/25/2026	1,830,565	126,409
GS Mortgage Securities Corp. II, “B”, Series 2018-GS10, 4.374%*, 7/10/2051	500,000	514,291
Morgan Stanley Capital Barclays Bank Trust, 144A, 2.817%, 9/13/2031	500,000	489,558
Total Commercial Mortgage-Backed Securities (Cost $2,055,338)		2,058,431

Collateralized Mortgage Obligations 4.4%
Countrywide Home Loan, “A2”, Series 2006-1, 6.0%, 3/25/2036	159,212	129,718
CSFB Mortgage-Backed Pass-Through Certificates, “10A3”, Series 2005-10, 6.0%, 11/25/2035	79,630	41,359
Federal Home Loan Mortgage Corp.:
“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	1,622,975	328,865
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	248,618	35,089
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	1,149,604	252,462
Federal National Mortgage Association, “ZL”, Series 2017-55, 3.0%, 10/25/2046	522,985	466,068
Government National Mortgage Association:
“PL”, Series 2013-19, 2.5%, 2/20/2043	684,500	632,414
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	243,340	33,532
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	192,512	33,805
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	57,364	10,765
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	111,382	20,875
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	43,297	7,449
MASTR Alternative Loans Trust:
“5A1”, Series 2005-1, 5.5%, 1/25/2020	6,198	6,245
“8A1”, Series 2004-3, 7.0%, 4/25/2034	3,602	3,863
Total Collateralized Mortgage Obligations (Cost $2,011,233)		2,002,509

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Bond VIP

	Principal Amount ($)(a)	Value ($)
Government & Agency Obligations 4.6%
Other Government Related (e) 1.8%

Japan Bank for International Cooperation, 3.375%, 10/31/2023	500,000	509,456

Novatek OAO, 144A, 6.604%, 2/3/2021	300,000	311,883

		821,339

Sovereign Bonds 1.3%

Republic of Argentina, 4.625%, 1/11/2023	75,000	59,250

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 290,000	333,630

Republic of South Africa, 4.875%, 4/14/2026	200,000	190,052

		582,932

U.S. Treasury Obligations 1.5%

U.S. Treasury Bond, 3.0%, 8/15/2048	145,000	144,314

U.S. Treasury Note, 3.125%, 11/15/2028	545,000	565,310

		709,624
Total Government & Agency Obligations (Cost $2,097,991)		2,113,895

	Principal Amount ($)(a)	Value ($)
Short-Term U.S. Treasury Obligations 2.8%

U.S. Treasury Bills:

2.372%**, 8/15/2019 (f)	804,000	791,356

2.548%**, 10/10/2019 (g)	500,000	490,170
Total Short-Term U.S. Treasury Obligations (Cost $1,282,048)		1,281,526

Commercial Paper 0.9%
Walgreens Boots Alliance, Inc., 2.968%, 1/9/2019 (Cost $399,740)	400,000	399,728

	Shares	Value ($)
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares, 2.29% (h) (i) (Cost $111,600)	111,600	111,600

Cash Equivalents 4.3%
DWS Central Cash Management Government Fund, 2.41% (h) (Cost $1,975,521)	1,975,521	1,975,521

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $50,963,835)	108.9	49,882,441
Other Assets and Liabilities, Net	(8.9)	(4,086,574)
Net Assets	100.0	45,795,867

A summary of the Fund’s transactions with affiliated investments during the December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (h) (i)
1,394,433	—	1,282,833	(j)	—	—	7,730	—	111,600	111,600
Cash Equivalents 4.3%
DWS Central Cash Management Government Fund, 2.41% (h)
1,055,489	38,681,275	37,761,243		—	—	31,252	—	1,975,521	1,975,521
2,449,922	38,681,275	39,044,076		—	—	38,982	—	2,087,121	2,087,121

*

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $107,260, which is 0.2% of net assets.

(c)	Perpetual, callable security with no stated maturity date.

(d)	When-issued, delayed delivery or forward commitment securities included.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

(f)	At December 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	At December 31, 2018, this security has been pledged, in whole or in part, as collateral for open centrally cleared swap contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	11

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2019	13	1,547,838	1,586,203	38,365
U.S. Treasury Long Bond	USD	3/20/2019	7	974,436	1,022,000	47,564
Ultra 10 Year U.S. Treasury Note	USD	3/20/2019	22	2,795,195	2,861,719	66,524
Total net unrealized appreciation						152,453

At December 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/29/2019	11	1,240,659	1,261,562	(20,903)
Ultra Long U.S. Treasury Bond	USD	3/20/2019	17	2,588,215	2,731,156	(142,941)
Total net unrealized depreciation						(163,844)

At December 31, 2018, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Paid/ Frequency	Expiration Date	Notional Amount (k)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized (Depreciation) ($)
Markit CDX North America High Yield Index	5.0%/Quarterly	12/20/2023	3,300,000	USD	(71,528)	(50,187)	(21,341)
Markit CDX North America Investment Grade Index	1.0%/Quarterly	12/20/2023	6,600,000	USD	(38,796)	(35,995)	(2,801)
Total unrealized depreciation							(24,142)

(k)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	522,000	USD	609,350	1/18/2019	10,325	HSBC Holdings PLC
EUR	220,000	USD	255,304	1/18/2019	2,842	Australia and New Zealand Banking Group Ltd.
NOK	7,755,000	USD	936,430	1/29/2019	38,260	Danske Bank AS
Total unrealized appreciation					51,427

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	290,000	USD	331,212	1/18/2019	(1,579)	JPMorgan Chase Securities, Inc.
USD	930,107	NOK	7,755,000	1/29/2019	(31,937)	Danske Bank AS
Total unrealized depreciation					(33,516)

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series I — DWS Bond VIP

Currency Abbreviations

EUR	Euro
NOK	Norwegian Krone
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding future contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (l)
Corporate Bonds	$—	$26,417,830	$—	$26,417,830
Mortgage-Backed Securities Pass-Throughs	—	9,398,658	—	9,398,658
Asset-Backed	—	4,122,743	—	4,122,743
Commercial Mortgage-Backed Securities	—	2,058,431	—	2,058,431
Collateralized Mortgage Obligations	—	2,002,509	—	2,002,509
Government & Agency Obligations	—	2,113,895	—	2,113,895
Short-Term U.S. Treasury Obligations	—	1,281,526	—	1,281,526
Commercial Paper	—	399,728	—	399,728
Short-Term Investments (l)	2,087,121	—	—	2,087,121
Derivatives (m)
Futures Contracts	152,453	—	—	152,453
Forward Foreign Currency Contracts	—	51,427	—	51,427
Total	$2,239,574	$47,846,747	$—	$50,086,321

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)
Futures Contracts	$(163,844)	$—	$—	$(163,844)
Credit Default Swap Contracts	—	(24,142)	—	(24,142)
Forward Foreign Currency Contracts	—	(33,516)	—	(33,516)
Total	$(163,844)	$(57,658)	$—	$(221,502)

(l)	See Investment Portfolio for additional detailed categorizations.

(m)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	13

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $48,876,714) — including $107,260 of securities loaned	$47,795,320
Investment in DWS Government & Agency Securities Portfolio (cost $111,600)*	111,600
Investment in DWS Central Cash Management Government Fund (cost $1,975,521)	1,975,521
Foreign currency, at value (cost $1,145,778)	1,132,135
Receivable for variation margin on future contracts	5,829
Receivable for Fund shares sold	421
Interest receivable	396,205
Unrealized appreciation on forward foreign currency contracts	51,427
Foreign taxes recoverable	1,122
Other assets	1,593
Total assets	51,471,173

Liabilities
Cash overdraft	5,509
Payable upon return of securities loaned	111,600
Payable for investments purchased	327,123
Payable for investments purchased — when-issued/delayed delivery securities	4,996,416
Payable for Fund shares redeemed	44,947
Payable for variation margin on centrally cleared swaps	5,742
Unrealized depreciation on forward foreign currency contracts	33,516
Accrued management fee	6,321
Accrued Trustees’ fees	1,057
Other accrued expenses and payables	143,075
Total liabilities	5,675,306
Net assets, at value	$45,795,867

Net Assets Consist of
Distributable earnings (loss)	(2,762,575)
Paid-in capital	48,558,442
Net assets, at value	$45,795,867
Net Asset Value

Net asset value, offering and redemption price per share ($45,795,867 ÷ 8,635,826 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.30

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Interest (net of foreign taxes withheld of $212)	$1,819,823
Income distributions — DWS Central Cash Management Government Fund	31,252
Securities lending income, net of borrower rebates	7,730
Total income	1,858,805
Expenses:
Management fee	187,084
Administration fee	47,970
Services to shareholders	1,096
Custodian fee	18,076
Professional fees	99,448
Reports to shareholders	29,720
Trustees’ fees and expenses	3,892
Pricing service fee	23,458
Other	5,753
Total expenses before expense reductions	416,497
Expense reductions	(85,887)
Total expenses after expense reductions	330,610
Net investment income	1,528,195

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,190,857)
Swap contracts	(137,968)
Futures	(70,435)
Forward foreign currency contracts	64,397
Foreign currency	(8,970)
(1,343,833)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,477,760)
Swap contracts	(13,638)
Futures	(20,701)
Forward foreign currency contracts	12,738
Foreign currency	(25,180)
(1,524,541)
Net gain (loss)	(2,868,374)
Net increase (decrease) in net assets resulting from operations	$(1,340,179)

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series I — DWS Bond VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income	$1,528,195	$2,126,076
Net realized gain (loss)	(1,343,833)	1,507,922
Change in net unrealized appreciation (depreciation)	(1,524,541)	581,196
Net increase (decrease) in net assets resulting from operations	(1,340,179)	4,215,194
Distributions to shareholders:
Class A	(2,159,140)	(1,811,823)*
Fund share transactions:
Class A
Proceeds from shares sold	2,190,642	5,538,840
Reinvestment of distributions	2,159,140	1,811,823
Payments for shares redeemed	(6,549,537)	(35,229,871)
Net increase (decrease) in net assets from Class A share transactions	(2,199,755)	(27,879,208)
Increase (decrease) in net assets	(5,699,074)	(25,475,837)
Net assets at beginning of period	51,494,941	76,970,778

Net assets at end of period	$45,795,867	$51,494,941 **

Other Information:
Class A
Shares outstanding at beginning of period	9,030,036	13,944,103
Shares sold	405,229	986,189
Shares issued to shareholders in reinvestment of distributions	407,385	328,229
Shares redeemed	(1,206,824)	(6,228,485)
Net increase (decrease) in Class A shares	(394,210)	(4,914,067)

Shares outstanding at end of period	8,635,826	9,030,036

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $2,119,833.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Bond VIP	|	15

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$5.70	$5.52	$5.49	$5.67	$5.51
Income (loss) from investment operations:
Net investment income[a]	.17	.17	.15	.14	.17
Net realized and unrealized gain (loss)	(.32)	.15	.17	(.15)	.19
Total from investment operations	(.15)	.32	.32	(.01)	.36
Less distributions from:
Net investment income	(.25)	(.14)	(.29)	(.17)	(.20)
Net asset value, end of period	$5.30	$5.70	$5.52	$5.49	$5.67
Total Return (%)[b]	(2.65)	5.83	5.93	(.29)	6.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	51	77	80	101
Ratio of expenses before expense reductions (%)[c]	.87	.74	.78	.69	.69
Ratio of expenses after expense reductions (%)[c]	.69	.65	.64	.64	.61
Ratio of net investment income (%)	3.19	2.99	2.68	2.54	2.99
Portfolio turnover rate (%)	260	205	236	197	273

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series I — DWS Bond VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (formerly Deutsche Variable Series I) (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, registered management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP (formerly Deutsche Bond VIP), DWS Capital Growth VIP (formerly Deutsche Capital Growth VIP), DWS Core Equity VIP (formerly Deutsche Core Equity VIP), DWS CROCI® International VIP (formerly Deutsche CROCI® International VIP) and DWS Global Small Cap VIP (formerly Deutsche Global Small Cap VIP) (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Bond VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the

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initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

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Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $3,092,000 which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($887,000) and long-term losses ($2,205,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,432,215
Capital loss carryforwards	$(3,092,000)
Net unrealized appreciation (depreciation) on investments	$(1,083,266)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $50,965,707. The net unrealized depreciation for all investments based on tax cost was $1,083,266. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $299,537 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,382,803.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$2,159,140	$1,811,823

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

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Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2018, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2018, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,135,000 to $5,824,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,829,000 to $6,899,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

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An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

As of December 31, 2018 the fund did not hold open interest rate swap contracts. For the year ended December 31, 2018, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $0 to approximately $2,997,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to approximately $9,900,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract“) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the year ended December 31, 2018, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on

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appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2018, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $1,567,000 to $3,314,000 and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $0 to $3,624,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$152,453	$152,453
Foreign Exchange Contracts (b)	51,427	—	51,427
	$51,427	$152,453	$203,880

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (c)	$—	$—	$(163,844)	$(163,844)
Credit Contracts (c)	—	(24,142)	—	(24,142)
Foreign Exchange Contracts (d)	(33,516)	—	—	(33,516)
	$(33,516)	$(24,142)	$(163,844)	$(221,502)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of centrally cleared swaps and futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (e)	$—	$(13,662)	$(70,435)	$(84,097)
Credit Contracts (e)	—	(124,306)	—	(124,306)
Foreign Exchange Contracts (f)	64,397	—	—	64,397
	$64,397	$(137,968)	$(70,435)	$(144,006)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$—	$10,504	$(20,701)	$(10,197)
Credit Contracts (g)	—	(24,142)	—	(24,142)
Foreign Exchange Contracts (h)	12,738	—	—	12,738
	$12,738	$(13,638)	$(20,701)	$(21,601)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions

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with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$2,842	$—	$—	$2,842
Danske Bank AS	38,260	(31,937)	—	6,323
HSBC Holdings PLC	10,325	—	—	10,325
	$51,427	$(31,937)	$—	$19,490

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Danske Bank AS	$31,937	$(31,937)	$—	$—
JPMorgan Chase Securities, Inc.	1,579	—	—	1,579
	$33,516	$(31,937)	$—	$1,579

C. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$111,954,420	$114,397,848
U.S. Treasury Obligations	$13,591,028	$13,462,473

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.

For the period from January 1, 2018 through April 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

Effective May 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating

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expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.73%.

In addition, effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the year ended December 31, 2018, fees waived and/or expenses reimbursed were $85,887.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $47,970, of which $3,905 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC aggregated $566, of which $94 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $11,573, of which $7,258 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $582.

E. Ownership of the Fund

At December 31, 2018, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 25% and 16%, respectively.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Bond VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Bond VIP (one of the funds constituting Deutsche DWS Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

Deutsche DWS Variable Series I — DWS Bond VIP	|	25

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,000.00
Expenses Paid per $1,000*	$3.53

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,021.68
Expenses Paid per $1,000*	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series I — DWS Bond VIP	.70%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

26	|	Deutsche DWS Variable Series I — DWS Bond VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS Bond VIP	|	27

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Bond VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

28	|	Deutsche DWS Variable Series I — DWS Bond VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series I — DWS Bond VIP	|	29

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

30	|	Deutsche DWS Variable Series I — DWS Bond VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago

		82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990

Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)

		82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series I — DWS Bond VIP	|	31

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

32	|	Deutsche DWS Variable Series I — DWS Bond VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Bond VIP	|	33

Notes

Notes

VS1bond-2 (R-025819-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series I

(formerly Deutsche Variable Series I)

DWS Capital Growth VIP

(formerly Deutsche Capital Growth VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.50% and 0.75% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price to book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,840	$12,956	$15,898	$35,136
	Average annual total return	–1.60%	9.02%	9.72%	13.39%
Russell 1000 Growth Index	Growth of $10,000	$9,849	$13,732	$16,403	$41,481
	Average annual total return	–1.51%	11.15%	10.40%	15.29%

DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,813	$12,855	$15,690	$34,113
	Average annual total return	–1.87%	8.73%	9.43%	13.06%
Russell 1000 Growth Index	Growth of $10,000	$9,849	$13,732	$16,403	$41,481
	Average annual total return	–1.51%	11.15%	10.40%	15.29%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

The Fund produced a total return of –1.60% (Class A shares, unadjusted for contract charges) in 2018, slightly below the –1.51% return for its benchmark, the Russell 1000® Growth Index. The final performance number for the index belies the fact that growth stocks performed quite well for the majority of 2018. However, uncertainty about global growth, U.S. trade policy, and interest rates fueled a return of –15.89% for the index in the fourth calendar quarter, erasing all the gains it had achieved in the first nine months of the year.

The Fund’s relative performance was helped by its robust stock selection in the industrials, consumer discretionary, and consumer staples sectors, but the benefits were offset by weaker selection in communications services, health care, and materials.

The aerospace giant Boeing Co. was the primary source of outperformance in industrials. The stock performed very well in the first half of the period, prompting us to reduce the position mid-way through the year. This decision cushioned the impact of the stock’s subsequent downturn, which was brought about by the trade dispute between the United States and China. We later added back to the position when the stock reached a more attractive valuation. Outside of industrials, the life sciences company Thermo Fisher Scientific, Inc. — which delivered better-than-expected earnings thanks to strong end-market demand — was the top contributor. An underweight in Facebook, Inc. also helped performance, as the stock lagged the broader communications services sector due largely to the prospect of increased government regulation. Visa, Inc., Burlington Stores, Inc. and Adobe, Inc., were additional contributors of note.

Broadcom, Inc.* was the largest individual detractor from performance. Semiconductor stocks sold off sharply from September onward amid an increasingly unfavorable balance of supply and demand in the industry. Shares of Broadcom faced additional pressure after the company made an acquisition outside of its core business. An investment in the video game developer Activision Blizzard, Inc. further weighed on Fund returns. The company missed investors’ expectations due to weakness in key gaming titles, slowing monthly user metrics, and a lack of clarity around the launch of the latest edition of Call of Duty. The specialty chemicals producer Albemarle Corp.* and the biotechnology firm Celgene Corp. were also notable detractors in 2018.

At year end, the investment backdrop was characterized by decelerating global economic growth, the likelihood of further interest rate increases, and the rising possibility of a recession in the years ahead. We therefore anticipate that the volatility of late 2018 is likely to remain in place for some time. Still, the market downturn also created more opportunities to identify fast-growing companies trading at reasonable valuations. We are encouraged by this development, as we think growth companies can become more attractive on a relative basis once earnings momentum in the broader market begins to slow.

In this environment, we focused on identifying opportunities in two types of companies. First, we looked for defensive, growing businesses whose strong franchises create durable competitive positions. Here, we emphasized companies with positive business trends, stable end markets, and the ability to meet growth expectations. We also favored those where valuations were either reasonable or had declined significantly, and where there was a high-quality management team with a positive long-term track record. Second, we gradually shifted our attention to finding businesses that are exploiting the convergence of trends involving cloud computing, mobile telephony, big data, and machine learning, among others. We believe companies that are capitalizing on structural changes in these areas can demonstrate growth independent of the economic cycle — a potentially favorable trait when the world economy is slowing.

From a portfolio positioning standpoint, our bottom-up investment process led us to hold overweight positions in financials, the newly classified communication services sector, and health care as of year-end. Conversely, the Fund’s largest underweights were in the consumer sectors, industrials, and materials.

Sebastian P. Werner, PhD, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Terms to Know

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

* Held	and sold prior to December 31, 2018.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	98%	98%
Cash Equivalents	2%	2%
Convertible Preferred Stocks	—	0%
	100%	100%

Sector Diversification (As of % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Information Technology	31%	29%
Consumer Discretionary	15%	14%
Health Care	15%	17%
Communication Services	14%	12%
Industrials	11%	11%
Financials	7%	6%
Consumer Staples	3%	5%
Real Estate	2%	2%
Materials	1%	3%
Energy	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 98.4%
Communication Services 14.2%
Entertainment 6.6%

Activision Blizzard, Inc.	218,575	10,179,038

Live Nation Entertainment, Inc.*	85,736	4,222,498

Netflix, Inc.*	33,539	8,977,049

Spotify Technology SA*	93,059	10,562,196

Walt Disney Co.	131,267	14,393,427

		48,334,208

Interactive Media & Services 5.8%

Alphabet, Inc. “A”*	17,959	18,766,436

Alphabet, Inc. “C”*	16,506	17,093,779

Facebook, Inc. “A”*	49,532	6,493,150

		42,353,365

Wireless Telecommunication Services 1.8%
T-Mobile U.S., Inc.*	200,615	12,761,120

Consumer Discretionary 14.9%
Hotels, Restaurants & Leisure 2.7%

Las Vegas Sands Corp.	74,365	3,870,698

McDonald’s Corp.	90,048	15,989,824

		19,860,522

Internet & Direct Marketing Retail 4.8%
Amazon.com, Inc.*	23,208	34,857,720

Multiline Retail 1.2%
Dollar General Corp.	79,443	8,586,199

Specialty Retail 5.0%

Burlington Stores, Inc.*	58,773	9,560,604

CarMax, Inc.* (a)	117,668	7,381,314

Home Depot, Inc.	113,064	19,426,656

		36,368,574

Textiles, Apparel & Luxury Goods 1.2%

Carter’s, Inc.	50,924	4,156,417

Lululemon Athletica, Inc.*	40,563	4,932,866

		9,089,283

Consumer Staples 3.1%
Food & Staples Retailing 1.1%
Costco Wholesale Corp.	40,435	8,237,014

Food Products 1.4%
Mondelez International, Inc. “A”	253,680	10,154,810

Personal Products 0.6%
Estee Lauder Companies, Inc. “A”	32,557	4,235,666

Energy 0.6%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	41,969	4,313,993

Financials 7.5%
Banks 1.1%
SVB Financial Group*	42,611	8,092,681

Capital Markets 2.8%

Intercontinental Exchange, Inc.	174,503	13,145,311

The Charles Schwab Corp.	171,155	7,108,067

		20,253,378

Consumer Finance 0.6%
American Express Co.	47,006	4,480,612

	Shares	Value ($)

Insurance 3.0%
Progressive Corp.	355,732	21,461,312

Health Care 14.4%
Biotechnology 4.0%

Alexion Pharmaceuticals, Inc.*	72,119	7,021,506

Biogen., Inc.*	19,983	6,013,284

BioMarin Pharmaceutical, Inc.*	47,653	4,057,653

Celgene Corp.*	83,981	5,382,342

Exact Sciences Corp.*	40,487	2,554,730

Shire PLC (ADR)	22,166	3,857,771

		28,887,286

Health Care Equipment & Supplies 5.7%

Becton, Dickinson & Co.	96,740	21,797,457

Danaher Corp.	101,296	10,445,644

Inogen, Inc.*	25,612	3,180,242

The Cooper Companies, Inc.	25,511	6,492,549

		41,915,892

Life Sciences Tools & Services 2.7%
Thermo Fisher Scientific, Inc.	89,446	20,017,120

Pharmaceuticals 2.0%

Bristol-Myers Squibb Co.	60,658	3,153,003

Zoetis, Inc.	130,772	11,186,237

		14,339,240

Industrials 10.6%
Aerospace & Defense 3.4%

Boeing Co.	60,107	19,384,507

TransDigm Group, Inc.*	16,542	5,625,273

		25,009,780

Electrical Equipment 1.6%
AMETEK, Inc.	165,443	11,200,491

Industrial Conglomerates 1.4%
Roper Technologies, Inc.	38,541	10,271,947

Machinery 1.0%
Parker-Hannifin Corp.	48,303	7,203,910

Professional Services 2.2%

TransUnion	89,135	5,062,868

Verisk Analytics, Inc.*	99,809	10,883,173

		15,946,041

Road & Rail 1.0%
Norfolk Southern Corp.	48,895	7,311,758

Information Technology 30.5%
IT Services 8.7%

Cognizant Technology Solutions Corp. “A”	172,072	10,923,130

Fidelity National Information Services, Inc.	93,696	9,608,525

FleetCor Technologies, Inc.*	29,226	5,427,853

Global Payments, Inc.	89,747	9,255,608

Visa, Inc. “A”	211,529	27,909,136

		63,124,252

Semiconductors & Semiconductor Equipment 2.2%

Analog Devices, Inc.	85,293	7,320,698

NVIDIA Corp.	66,499	8,877,617

		16,198,315

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	7

	Shares	Value ($)

Software 14.0%

2U, Inc.*	70,347	3,497,653

Adobe, Inc.*	57,497	13,008,121

Intuit, Inc.	48,264	9,500,768

Microsoft Corp.	483,363	49,095,180

salesforce.com, Inc.*	107,537	14,729,343

ServiceNow, Inc.*	33,869	6,030,375

Synopsys, Inc.*	69,040	5,815,930

		101,677,370

Technology Hardware, Storage & Peripherals 5.6%

Apple, Inc.	242,758	38,292,647

Pure Storage, Inc. “A”*	180,873	2,908,438

		41,201,085

Materials 0.7%
Construction Materials
Vulcan Materials Co.	47,537	4,696,656

Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs)

Digital Realty Trust, Inc.	76,800	8,183,040

Prologis, Inc.	95,608	5,614,102

		13,797,142
Total Common Stocks (Cost $439,132,505)		716,238,742

	Shares	Value ($)
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (b) (c) (Cost $5,457,000)	5,457,000	5,457,000

Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 2.41% (b) (Cost $12,082,625)	12,082,625	12,082,625

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $456,672,130)	100.8	733,778,367
Other Assets and Liabilities, Net	(0.8)	(5,704,884)
Net Assets	100.0	728,073,483

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (b) (c)
4,867,950	589,050	(d)	—	—	—	1,922	—	5,457,000	5,457,000
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 2.41% (b)
11,650,299	152,422,892		151,990,566	—	—	273,269	—	12,082,625	12,082,625
16,518,249	153,011,942		151,990,566	—	—	275,191	—	17,539,625	17,539,625

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $5,369,688, which is 0.7% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$716,238,742	$—	$—	$716,238,742
Short-Term Investments (e)	17,539,625	—	—	17,539,625
Total	$733,778,367	$—	$—	$733,778,367

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Statement of

Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $439,132,505) — including $5,369,688 of securities loaned	$716,238,742
Investment in DWS Government & Agency Securities Portfolio (cost $5,457,000)*	5,457,000
Investment in DWS Central Cash Management Government Fund (cost $12,082,625)	12,082,625
Receivable for Fund shares sold	137,687
Dividends receivable	290,453
Interest receivable	32,406
Other assets	19,724
Total assets	734,258,637

Liabilities
Payable upon return of securities loaned	5,457,000
Payable for Fund shares redeemed	292,612
Accrued management fee	238,982
Accrued Trustees’ fees	19,714
Other accrued expenses and payables	176,846
Total liabilities	6,185,154
Net assets, at value	$728,073,483

Net Assets Consist of
Distributable earnings (loss)	374,108,453
Paid-in capital	353,965,030
Net assets, at value	$728,073,483

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($724,603,055 ÷ 26,575,319 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$27.27
Class B

Net Asset Value, offering and redemption price per share ($3,470,428 ÷ 127,775 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$27.16

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends	$7,549,611
Income distributions — DWS Central Cash Management Government Fund	273,269
Securities lending income, net of borrower rebates	1,922
Total income	7,824,802
Expenses:
Management fee	3,027,624
Administration fee	812,363
Services to Shareholders	2,117
Record keeping fee (Class B)	88
Distribution service fee (Class B)	13,735
Custodian fee	12,037
Professional fees	84,383
Reports to shareholders	45,270
Trustees’ fees and expenses	49,786
Other	41,166
Total expenses	4,088,569
Net investment income	3,736,233

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	94,066,554
Change in net unrealized appreciation (depreciation) on investments	(108,027,003)
Net gain (loss)	(13,960,449)
Net increase (decrease) in net assets resulting from operations	$(10,224,216)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$3,736,233	$5,732,351
Net realized gain (loss)	94,066,554	73,188,413
Change in net unrealized appreciation (depreciation)	(108,027,003)	111,635,895
Net increase (decrease) in net assets resulting from operations	(10,224,216)	190,556,659
Distributions to shareholders:
Class A	(78,292,764)	(69,522,241)
Class B	(583,563)	(494,460)
Total distributions	(78,876,327)	(70,016,701)*
Fund share transactions:
Class A
Proceeds from shares sold	53,233,825	60,007,049
Reinvestment of distributions	78,292,764	69,522,241
Payments for shares redeemed	(94,375,223)	(217,855,027)
Net increase (decrease) in net assets from Class A share transactions	37,151,366	(88,325,737)
Class B
Proceeds from shares sold	263,138	1,092,096
Reinvestment of distributions	583,563	494,460
Payments for shares redeemed	(2,933,729)	(1,795,865)
Net increase (decrease) in net assets from Class B share transactions	(2,087,028)	(209,309)
Increase (decrease) in net assets	(54,036,205)	32,004,912
Net assets at beginning of period	782,109,688	750,104,776

Net assets at end of period	$728,073,483	$782,109,688 **

Other Information
Class A
Shares outstanding at beginning of period	25,154,197	27,895,381
Shares sold	1,730,657	2,126,577
Shares issued to shareholders in reinvestment of distributions	2,776,339	2,573,944
Shares redeemed	(3,085,874)	(7,441,705)
Net increase (decrease) in Class A shares	1,421,122	(2,741,184)

Shares outstanding at end of period	26,575,319	25,154,197
Class B
Shares outstanding at beginning of period	191,717	197,662
Shares sold	8,617	39,266
Shares issued to shareholders in reinvestment of distributions	20,738	18,341
Shares redeemed	(93,297)	(63,552)
Net increase (decrease) in Class B shares	(63,942)	(5,945)

Shares outstanding at end of period	127,775	191,717

*

Includes distributions from net investment income for Class A and Class B of $6,004,257 and $28,374, respectively. Distributions from net realized gains for Class A and Class B of $63,517,984 and $466,086, respectively.

**	Includes undistributed net investment income of $5,662,467.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$30.86	$26.70	$28.22	$29.95	$28.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.20	.21	.20	.21
Net realized and unrealized gain (loss)	(.53)	6.47	.83	2.34	3.18
Total from investment operations	(.39)	6.67	1.04	2.54	3.39
Less distributions from:
Net investment income	(.23)	(.22)	(.22)	(.22)	(.18)
Net realized gains	(2.97)	(2.29)	(2.34)	(4.05)	(1.67)
Total distributions	(3.20)	(2.51)	(2.56)	(4.27)	(1.85)
Net asset value, end of period	$27.27	$30.86	$26.70	$28.22	$29.95
Total Return (%)	(1.60)	26.30	4.25	8.62	12.97

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	725	776	745	849	890
Ratio of expenses (%)[b]	.50	.50	.50	.49	.50
Ratio of net investment income (loss) (%)	.46	.70	.82	.70	.76
Portfolio turnover rate (%)	26	15	35	35	47

[a]	Based on average shares outstanding during the period.

[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$30.75	$26.61	$28.12	$29.84	$28.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.13	.15	.13	.09
Net realized and unrealized gain (loss)	(.54)	6.44	.83	2.32	3.22
Total from investment operations	(.47)	6.57	.98	2.45	3.31
Less distributions from:
Net investment income	(.15)	(.14)	(.15)	(.12)	(.09)
Net realized gains	(2.97)	(2.29)	(2.34)	(4.05)	(1.67)
Total distributions	(3.12)	(2.43)	(2.49)	(4.17)	(1.76)
Net asset value, end of period	$27.16	$30.75	$26.61	$28.12	$29.84
Total Return (%)	(1.87)	25.96	4.00	8.33	12.67

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	5	4	3
Ratio of expenses (%)[b]	.76	.75	.76	.76	.80
Ratio of net investment income (loss) (%)	.21	.45	.58	.44	.33
Portfolio turnover rate (%)	26	15	35	35	47

[a]	Based on average shares outstanding during the period.

[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (formerly Deutsche Variable Series I) (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP (formerly Deutsche Bond VIP), DWS Capital Growth VIP (formerly Deutsche Capital Growth VIP), DWS Core Equity VIP (formerly Deutsche Core Equity VIP), DWS CROCI® International VIP (formerly Deutsche CROCI® International VIP) and DWS Global Small Cap VIP (formerly Deutsche Global Small Cap VIP) (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may

12	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including DWS Government & Agency Securities Portfolio managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

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Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$6,876,946
Undistributed net long-term capital gains	$90,255,299
Net Unrealized appreciation (depreciation) on investments	$276,898,640

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $456,879,727. The net unrealized appreciation for all investments based on tax cost was $276,898,640. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $306,682,643 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $29,784,003.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$9,435,917	$6,032,631
Distributions from long-term capital gains	$69,440,410	$63,984,070

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial statement purposes and a recharacterization will be made within the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $208,930,049 and $249,207,283, respectively.

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C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.82%
Class B	1.07%

Effective from October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.77%
Class B	1.02%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $812,363, of which $64,020 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$778	$129
Class B	96	35
	$874	$164

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $13,735, of which $762 is unpaid.

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Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $8,325, of which $6,167 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $145.

D. Ownership of the Fund

At December 31, 2018, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 29%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 45% and 40%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Capital Growth VIP (one of the funds constituting Deutsche DWS Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$913.60	$912.30
Expenses Paid per $1,000*	$2.41	$3.62

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,022.68	$1,021.42
Expenses Paid per $1,000*	$2.55	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Capital Growth VIP	.50%	.75%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

The Fund paid distributions of $2.82 per share from net long-term capital gains during its year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $99,488,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 97% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

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believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	21

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago

		82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990

Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)

		82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

24	|	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	|	25

Notes

Notes

VS1capgro-2 (R-025820-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series I

(formerly Deutsche Variable Series I)

DWS Core Equity VIP

(formerly Deutsche Core Equity VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.57% and 0.86% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,431	$12,610	$14,841	$36,169
	Average annual total return	–5.69%	8.04%	8.22%	13.72%
Russell 1000® Index	Growth of $10,000	$9,522	$12,983	$14,837	$34,798
	Average annual total return	–4.78%	9.09%	8.21%	13.28%

DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,398	$12,504	$14,629	$35,159
	Average annual total return	–6.02%	7.73%	7.91%	13.40%
Russell 1000® Index	Growth of $10,000	$9,522	$12,983	$14,837	$34,798
	Average annual total return	–4.78%	9.09%	8.21%	13.28%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

Large-cap U.S. equities returned –4.78% in 2018, as measured by the Russell 1000 Index (the Fund’s benchmark). The downturn marked the worst year for the index since 2008. The Fund returned –5.69% (Class A shares, unadjusted for contract charges), modestly underperforming the index.

The weak final number for stocks belies the fact that the investment environment was quite positive for much of the year. Through the end of September, equities were boosted by elevated investor optimism stemming from the backdrop of healthy U.S. growth and rising corporate earnings. The market quickly reversed course at the beginning of October, however, as investors grew fearful about the outlook for the economy, interest rates, and corporate profits in 2019. The index returned –13.82% in the fourth quarter, erasing its prior gain and causing it to finish in the red for only the second time in the past 16 years.

We maintained a steady, disciplined, and bottom-up approach to portfolio construction. We sought to optimize the portfolio by emphasizing stocks with the most favorable combination of individual factors, rather than relying on a specific factor — such as value or growth — to drive performance. Consistent with this strategy, stock selection was the primary driver of the Fund’s 12-month results. Our process generated outperformance in the financials, industrials, and consumer discretionary sectors, among others. However, these contributions were offset by our weaker showing in energy, materials, and information technology.

In financials, holdings in CME Group, Inc. and Popular, Inc. — both of which sidestepped the interest-rate concerns that weighed on the broader sector — were the leading contributors to performance. In industrials, we were helped by owning positions in the rail operator Norfolk Southern Corp. and the aerospace giant Boeing Co. Having a zero weighting in General Electric Corp., one of the sector’s worst performers, was a further plus. The information technology stocks Microsoft Corp. and Visa Inc. were the top contributors for the Fund as a whole during 2018.

The Fund’s positioning in the energy sector had the largest adverse impact on returns. Holdings in smaller exploration and production and energy-services stocks, which tend to be volatile and more sensitive to oil prices than their larger peers, were notable detractors. The Fund lost relative performance through its positions in Newfield Exploration Co., Weatherford International PLC,* and Laredo Petroleum, Inc.,* among others. The materials sector was a further area of weakness due to a downturn in the specialty-chemicals producer Albemarle Corp., whose shares slid as investors grew skittish about the company’s expansion plans. The mining company Freeport-McMoRan, Inc., which lagged considerably due to persistent weakness in the price of copper and other industrial metals, was also a sizable detractor.

We believe the events of the past 12 months illustrate the role investor emotions can play in market performance. The first nine months of the year brought the combination of strong investor optimism and robust gains for the major indexes, with outperformance for stocks with the best recent price momentum. The positive backdrop evaporated virtually overnight in October, however, ushering in an interval of heightened investor risk aversion and higher day-to-day volatility. While very little changed in terms of the outlook for underlying fundamentals such as economic growth and corporate profits, the sell-off gained momentum due in part to rising fear among market participants. We view this as a prime example of how emotion and sentiment factors can take precedence over impartial analysis. In contrast, we employ a steady, rules-based strategy that uses quantitative analysis to evaluate companies in a dispassionate manner. We believe the merits of maintaining a disciplined approach through all markets, instead of focusing on short-term results, could become increasingly evident if heightened volatility remains a feature of the investment landscape in 2019.

Pankaj Bhatnagar, PhD, Managing Director

Di Kumble, CFA, Managing Director

Arno V. Puskar, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Terms to Know

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

*	Held and sold prior to December 31, 2018.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	98%	99%
Cash Equivalents	2%	1%
Exchange-Traded Fund	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Fund, and Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Information Technology	19%	19%
Health Care	15%	14%
Financials	14%	15%
Communication Services	11%	10%
Industrials	10%	10%
Consumer Discretionary	10%	7%
Consumer Staples	7%	8%
Energy	4%	6%
Utilities	4%	3%
Real Estate	3%	4%
Materials	3%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 98.1%
Communication Services 10.8%
Diversified Telecommunication Services 0.4%
Zayo Group Holdings, Inc.*	15,167	346,414

Entertainment 1.8%
Live Nation Entertainment, Inc.*	34,546	1,701,391

Interactive Media & Services 4.5%

Alphabet, Inc. “A”*	1,581	1,652,082

Alphabet, Inc. “C”*	1,634	1,692,186

Facebook, Inc. “A”*	6,964	912,911

		4,257,179

Media 2.5%

Comcast Corp. “A”	12,409	422,527

Omnicom Group, Inc.	26,756	1,959,609

		2,382,136

Wireless Telecommunication Services 1.6%
T-Mobile U.S., Inc.*	24,777	1,576,065

Consumer Discretionary 9.5%
Hotels, Restaurants & Leisure 1.7%

Hyatt Hotels Corp. “A”	10,048	679,245

Yum! Brands, Inc.	9,933	913,041

		1,592,286

Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc.*	2,748	4,127,413

Multiline Retail 0.9%
Macy’s, Inc.	27,865	829,820

Specialty Retail 1.2%

Best Buy Co., Inc.	13,229	700,608

Home Depot, Inc.	2,844	488,656

		1,189,264

Textiles, Apparel & Luxury Goods 1.3%
NIKE, Inc. “B”	16,629	1,232,874

Consumer Staples 6.4%
Beverages 3.3%

Molson Coors Brewing Co. “B”	12,992	729,631

PepsiCo, Inc.	21,680	2,395,206

		3,124,837

Food & Staples Retailing 2.1%

Costco Wholesale Corp.	2,610	531,683

Kroger Co.	19,143	526,432

Sprouts Farmers Market, Inc.*	10,709	251,769

U.S. Foods Holding Corp.*	21,725	687,379

		1,997,263

Food Products 0.4%
Conagra Brands, Inc.	19,210	410,326

Personal Products 0.6%
Coty, Inc. “A”	83,822	549,872

Energy 3.9%
Energy Equipment & Services 0.2%
Transocean Ltd.*	22,843	158,531

Oil, Gas & Consumable Fuels 3.7%

Continental Resources., Inc.*	14,296	574,556

EOG Resources., Inc.	6,949	606,022

Exxon Mobil Corp.	3,214	219,163

Newfield Exploration Co.*	72,761	1,066,676

	Shares	Value ($)

Occidental Petroleum Corp.	6,363	390,561

ONEOK, Inc.	13,022	702,537

		3,559,515

Financials 14.0%
Banks 4.8%

Bank of America Corp.	19,491	480,258

Citigroup, Inc.	20,772	1,081,390

JPMorgan Chase & Co.	9,651	942,131

Popular, Inc.	22,749	1,074,208

U.S. Bancorp.	22,509	1,028,661

		4,606,648

Capital Markets 6.6%

Ares Capital Corp.	35,111	547,030

CME Group, Inc.	9,810	1,845,457

Franklin Resources., Inc.	16,515	489,835

Intercontinental Exchange, Inc.	7,252	546,293

LPL Financial Holdings, Inc.	16,689	1,019,364

State Street Corp.	12,070	761,255

TD Ameritrade Holding Corp.	8,095	396,331

The Goldman Sachs Group., Inc.	3,812	636,795

		6,242,360

Insurance 2.6%

Chubb Ltd.	10,046	1,297,742

MetLife, Inc.	27,550	1,131,203

		2,428,945

Health Care 15.1%
Biotechnology 6.4%

AbbVie, Inc.	19,942	1,838,453

Amgen, Inc.	9,227	1,796,220

Biogen., Inc.*	1,611	484,782

Celgene Corp.*	16,888	1,082,352

Gilead Sciences, Inc.	14,641	915,795

		6,117,602

Health Care Equipment & Supplies 3.3%

Becton, Dickinson & Co.	6,111	1,376,930

Boston Scientific Corp.*	22,599	798,649

Danaher Corp.	4,400	453,728

Medtronic PLC	5,216	474,447

		3,103,754

Health Care Providers & Services 2.0%

Cigna Corp.*	5,337	1,013,603

CVS Health Corp.	9,398	615,757

McKesson Corp.	2,127	234,970

		1,864,330

Pharmaceuticals 3.4%

Eli Lilly & Co.	6,136	710,058

Merck & Co., Inc.	12,073	922,498

Pfizer, Inc.	36,521	1,594,141

		3,226,697

Industrials 9.9%
Aerospace & Defense 2.6%

Boeing Co.	6,357	2,050,132

L3 Technologies, Inc.	2,539	440,923

		2,491,055

Commercial Services & Supplies 1.0%
Waste Management, Inc.	10,691	951,392

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	7

	Shares	Value ($)

Industrial Conglomerates 2.4%
Honeywell International, Inc.	7,443	983,369
Roper Technologies, Inc.	4,709	1,255,043

		2,238,412

Machinery 1.7%
Ingersoll-Rand PLC	8,514	776,732
Parker-Hannifin Corp.	5,626	839,062

		1,615,794

Road & Rail 1.9%
Norfolk Southern Corp.	11,725	1,753,357

Trading Companies & Distributors 0.3%
WESCO International, Inc.*	6,874	329,952

Information Technology 18.9%
IT Services 4.3%
Conduent, Inc.*	74,027	786,907
Gartner, Inc.*	8,591	1,098,274
Visa, Inc. “A”	16,661	2,198,252

		4,083,433

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	13,336	436,621
Intel Corp.	26,478	1,242,612
QUALCOMM., Inc.	16,260	925,357
Teradyne, Inc.	24,705	775,243

		3,379,833

Software 6.0%
Microsoft Corp.	45,892	4,661,250
Oracle Corp.	22,079	996,867

		5,658,117

Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	25,060	3,952,964
Hewlett Packard Enterprise Co.	57,980	765,916

		4,718,880

Materials 2.8%
Chemicals 0.9%
Albemarle Corp.	4,626	356,526
PPG Industries, Inc.	4,797	490,397

		846,923

	Shares	Value ($)

Containers & Packaging 0.2%
Graphic Packaging Holding Co.	18,020	191,733

Metals & Mining 1.7%
Freeport-McMoRan, Inc.	157,271	1,621,464

Real Estate 3.2%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	6,050	1,053,002
Digital Realty Trust, Inc.	7,986	850,908
Prologis, Inc.	15,244	895,128
SL Green Realty Corp.	2,871	227,039

		3,026,077

Utilities 3.6%
Electric Utilities 1.6%
NextEra Energy, Inc.	8,860	1,540,045

Multi-Utilities 1.0%
CenterPoint Energy, Inc.	33,059	933,256

Water Utilities 1.0%
American Water Works Co., Inc.	9,878	896,626
Total Common Stocks (Cost $77,462,804)		92,901,871

Exchange-Traded Fund 0.3%
Vanguard S&P 500 ETF (Cost $243,401)	1,051	241,530

Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 2.41% (a) (Cost $1,529,105)	1,529,105	1,529,105

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $79,235,310)	100.0	94,672,506
Other Assets and Liabilities, Net	0.0	8,672
Net Assets	100.0	94,681,178

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.00%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” 2.29% (a) (b)
151,800	—	151,800	(c)	—	—	161	—	—	—
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 2.41% (a)
1,008,753	10,705,086	10,184,734		—	—	10,713	—	1,529,105	1,529,105
1,160,553	10,705,086	10,336,534		—	—	10,874	—	1,529,105	1,529,105

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

S&P: Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$92,901,871	$—	$—	$92,901,871
Exchange-Traded Fund	241,530	—	—	241,530
Short-Term Investments	1,529,105	—	—	1,529,105
Total	$94,672,506	$—	$—	$94,672,506

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	9

Statement of

Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $77,706,205)	$93,143,401
Investment in DWS Central Cash Management Government Fund (cost $1,529,105)	1,529,105
Cash	14,512
Receivable for Fund shares sold	30,973
Dividends receivable	150,345
Interest receivable	1,377
Other assets	2,985
Total assets	94,872,698

Liabilities
Payable for Fund shares redeemed	56,396
Accrued management fee	32,197
Accrued Trustees’ fees	1,789
Other accrued expenses and payables	101,138
Total liabilities	191,520
Net assets, at value	$94,681,178

Net Assets Consist of
Distributable earnings (loss)	27,874,978
Paid-in capital	66,806,200
Net assets, at value	$94,681,178

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($91,837,535 ÷ 9,343,340 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.83
Class B
Net Asset Value, offering and redemption price per share ($2,843,643 ÷ 289,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.81

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,981)	$1,862,210
Income distributions — DWS Central Cash Management Government Fund	10,713
Securities lending income, net of borrower rebates	161
Total income	1,873,084
Expenses:
Management fee	418,431
Administration fee	107,290
Services to Shareholders	1,334
Record keeping fee (Class B)	2,189
Distribution service fee (Class B)	8,089
Custodian fee	8,564
Professional fees	77,029
Reports to shareholders	25,108
Trustees’ fees and expenses	6,341
Other	9,658
Total expenses	664,033
Net investment income	1,209,051

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	11,503,842
Change in net unrealized appreciation (depreciation) on investments	(18,122,668)
Net gain (loss)	(6,618,826)
Net increase (decrease) in net assets resulting from operations	$(5,409,775)

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income	$1,209,051	$1,926,984
Net realized gain (loss)	11,503,842	28,444,398
Change in net unrealized appreciation (depreciation)	(18,122,668)	(233,266)
Net increase (decrease) in net assets resulting from operations	(5,409,775)	30,138,116
Distributions to shareholders :
Net investment income:
Class A	(29,462,065)	(13,472,837)
Class B	(916,591)	(168,295)
Total distributions	(30,378,656)	(13,641,132)*
Fund share transactions:
Class A
Proceeds from shares sold	5,049,625	5,272,674
Reinvestment of distributions	29,462,065	13,472,837
Payments of shares redeemed	(12,963,703)	(92,783,533)
Net increase (decrease) in net assets from Class A share transactions	21,547,987	(74,038,022)
Class B
Proceeds from shares sold	275,886	902,144
Reinvestment of distributions	916,591	168,295
Payments of shares redeemed	(404,039)	(259,704)
Net increase (decrease) in net assets from Class B share transactions	788,438	810,735
Increase (decrease) in net assets	(13,452,006)	(56,730,303)
Net assets at beginning of period	108,133,184	164,863,487

Net assets at end of period	94,681,178	108,133,184 **

Other Information
Class A
Shares outstanding at beginning of period	7,169,708	12,373,665
Shares sold	448,326	384,902
Shares issued to shareholders in reinvestment of distributions	2,816,641	1,047,654
Shares redeemed	(1,091,335)	(6,636,513)
Net increase (decrease) in Class A shares	2,173,632	(5,203,957)

Shares outstanding at end of period	9,343,340	7,169,708
Class B
Shares outstanding at beginning of period	215,292	155,615
Shares sold	20,116	65,736
Shares issued to shareholders in reinvestment of distributions	87,628	13,087
Shares redeemed	(33,204)	(19,146)
Net increase (decrease) in Class B shares	74,540	59,677

Shares outstanding at end of period	289,832	215,292

*

Includes distributions from net investment income of $2,009,714, and $19,752 for Class A and Class B, respectively and distributions from net realized gains of $11,463,123 and $148,543 for Class A and Class B, respectively.

**	Includes undistributed net investment income of $1,903,313.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.64	$13.16	$13.29	$12.76	$11.54
Income (loss) from investment operations:
Net investment income[a]	.14	.17	.17	.15	.10
Net realized and unrealized gain (loss)	(.71)	2.44	1.09	.52	1.25
Total from investment operations	(.57)	2.61	1.26	.67	1.35
Less distributions from:
Net investment income	(.27)	(.17)	(.19)	(.11)	(.13)
Net realized gains	(3.97)	(.96)	(1.20)	(.03)	—
Total distributions	(4.24)	(1.13)	(1.39)	(.14)	(.13)
Net asset value, end of period	$9.83	$14.64	$13.16	$13.29	$12.76
Total Return (%)	(5.69)	21.02	10.48	5.25	11.82

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	105	163	176	220
Ratio of expenses (%)[b]	.61	.57	.57	.56	.57
Ratio of net investment income (%)	1.14	1.22	1.34	1.11	.86
Portfolio turnover rate (%)	43	39	43	27	48

[a]	Based on average shares outstanding during the period.
[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$14.62	$13.14	$13.26	$12.74	$11.53
Income (loss) from investment operations:
Net investment income[a]	.10	.13	.13	.11	.07
Net realized and unrealized gain (loss)	(.72)	2.44	1.10	.52	1.24
Total from investment operations	(.62)	2.57	1.23	.63	1.31
Less distributions from:
Net investment income	(.22)	(.13)	(.15)	(.08)	(.10)
Net realized gains	(3.97)	(.96)	(1.20)	(.03)	—
Total distributions	(4.19)	(1.09)	(1.35)	(.11)	(.10)
Net asset value, end of period	$9.81	$14.62	$13.14	$13.26	$12.74
Total Return (%)	(6.02)	20.68	10.25	4.91	11.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	2	2
Ratio of expenses (%)[b]	.93	.86	.86	.83	.82
Ratio of net investment income (%)	.82	.94	1.06	.84	.60
Portfolio turnover rate (%)	43	39	43	27	48

[a]	Based on average shares outstanding during the period.
[b]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (formerly Deutsche Variable Series I) (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end, management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP (formerly Deutsche Bond VIP), DWS Capital Growth VIP (formerly Deutsche Capital Growth VIP), DWS Core Equity VIP (formerly Deutsche Core Equity VIP), DWS CROCI® International VIP (formerly Deutsche CROCI® International VIP) and DWS Global Small Cap VIP (formerly Deutsche Global Small Cap VIP) (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETF’s”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETF’s are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	13

value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess

14	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,124,557
Undistributed net long-term capital gains	$11,510,198
Net unrealized appreciation (depreciation) on investments	$15,227,580

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $79,444,926. The net unrealized appreciation for all investments based on tax cost was $15,227,580. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $22,392,847 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $7,165,267.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$2,110,009	$3,360,863
Distributions from long-term capital gains	$28,268,647	$10,280,269

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $45,144,758 and $52,514,953, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	15

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.08%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class B	1.07%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $107,290, of which $8,256 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$633	$106
Class B	121	20
	$754	$126

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $8,089, of which $622 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $9,144, of which $6,751 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are

16	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $12.

D. Ownership of the Fund

At December 31, 2018, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 48%, 17% and 10%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 45% and 36%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Core Equity VIP (one of the funds constituting Deutsche DWS Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

18	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$911.00	$909.20
Expenses Paid per $1,000*	$2.94	$4.48

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,022.13	$1,020.52
Expenses Paid per $1,000*	$3.11	$4.74

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Core Equity VIP	.61%	.93%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $3.94 per share from net long-term capital gains during its year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $12,710,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

22	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

24	|	Deutsche DWS Variable Series I — DWS Core Equity VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series I — DWS Core Equity VIP	|	25

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

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Notes

VS1coreq-2 (R-025822-9 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series I

(formerly Deutsche Variable Series I)

DWS CROCI® International VIP

(formerly Deutsche CROCI® International VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 1.10% and 1.38% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an equity index which captures large and mid cap representation across developed markets countries around the world, excluding the US and Canada.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,561	$10,518	$8,772	$14,386
	Average annual total return	–14.39%	1.70%	–2.59%	3.70%
MSCI EAFE® Index	Growth of $10,000	$8,621	$10,887	$10,269	$18,452
	Average annual total return	–13.79%	2.87%	0.53%	6.32%

Deutsche CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,543	$10,453	$8,675	$14,016
	Average annual total return	–14.57%	1.49%	–2.80%	3.43%
MSCI EAFE® Index	Growth of $10,000	$8,621	$10,887	$10,269	$18,452
	Average annual total return	–13.79%	2.87%	0.53%	6.32%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

The Fund returned –14.39% (Class A, unadjusted for contract charges) in 2018 and underperformed the –13.79% return of its benchmark, the MSCI EAFE Index. International equities lost ground in the past year, with the bulk of the downturn occurring in the fourth calendar quarter amid heightened investor concerns about the outlook for global economic growth. The overseas markets were further pressured by the weakness in most major foreign currencies against the U.S. dollar.

The trends in the broader market were mirrored in the Fund’s results versus the benchmark. After lagging the index through the end of September, the Fund made up a great deal of lost ground once stocks started to trade lower. We believe the improvement in the Fund’s relative performance in the down market helps illustrate the merits of our value discipline. Although value stocks had underperformed their growth counterparts by a wide margin for several years, we expected that this trend would ultimately reverse given that the two styles tend to alternate leadership over time. This indeed proved to be the case in the fourth quarter, and the Fund benefited in kind. The Fund’s emphasis on lower-beta stocks, which generally began to outpace higher-beta equities from October onward, also helped us make up our prior underperformance in the latter part of the year.

The Fund’s sector allocations made a positive contribution to performance. An underweight in financial stocks, which trailed the broader index by a wide margin, aided results. We further benefited from an overweight position in utilities. Although the sector lagged through much of the year, its defensive qualities enabled it to hold up well once the markets began to turn lower.

Stock selection was a net detractor from performance. While our holdings outpaced the corresponding benchmark components in the utilities, health care, and communication services sectors, the benefit was outweighed by our weaker showing in consumer discretionary and materials. A large allocation to automakers and the related suppliers, both of which fell sharply on concerns that global auto sales had peaked and were set to decline, was the key driver of performance in consumer discretionary. Positions in a number of British homebuilders, which had performed very well for the Fund in 2017 but turned lower in the past 12 months, also weighed on our results in the sector. On the positive side, the utilities sector was home to the two leading contributors at the individual stock level: Hong Kong & China Gas Co., Ltd. and HK Electric Investments & HK Electric Investments Ltd.

At the close of the period, the Fund held its largest overweight positions in the consumer discretionary, utilities, and industrials sectors, followed by health care and consumer staples. It was underweight in communications services and materials, and it had zero weightings in financials, information technology, and real estate. The Fund’s holdings tend to deviate quite a bit from those of the benchmark, as we invest in areas where we find the most attractive values based on the CROCI® investment process, rather than seeking to match the weightings in the index.

The foreign markets performed poorly in 2018 amid the waning prospects for synchronized global growth. However, one benefit of this trend is that valuations have fallen from their levels of earlier in the year. We believe the Fund, through its emphasis on undervalued stocks with healthy fundamentals, is well positioned to capitalize on the increasingly attractive valuations in international equities. As of December 31, 2018, the Fund had a price-to-earnings ratio of 9.9 based on one-year forward earnings estimates, versus 11.8 for the MSCI EAFE Index. The portfolio also compared favorably to the benchmark in terms of its fundamentals, illustrated by its higher return on equity (7.3% vs. 6.4%). (Source: Factset.)

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Terms to Know

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 920 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Beta measures a security’s sensitivity to the movements of the Fund’s benchmark or the market as a whole.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Price-to-earnings (P/E) ratio compares share price to per-share earnings.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/18	12/31/17
Common Stocks	98%	97%
Preferred Stocks	2%	2%
Cash Equivalents	0%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Japan	24%	24%
France	16%	10%
United Kingdom	14%	14%
Germany	14%	18%
Switzerland	8%	16%
Hong Kong	6%	6%
Singapore	4%	4%
Belgium	4%	2%
Netherlands	4%	2%
Australia	2%	2%
Finland	2%	—
Luxembourg	2%	—
Spain	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Consumer Discretionary	31%	22%
Industrials	20%	24%
Health Care	13%	16%
Consumer Staples	12%	16%
Materials	11%	6%
Utilities	9%	14%
Communication Services	2%	2%
Energy	2%	—
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 97.2%
Australia 2.2%
BHP Group Ltd. (Cost $1,557,635)	67,956	1,632,340

Belgium 3.9%

Solvay SA	13,112	1,313,921

UCB SA	18,592	1,519,529

(Cost $3,485,423)		2,833,450

Finland 1.8%
Nokian Renkaat Oyj (Cost $2,017,313)	41,676	1,283,930

France 16.0%

Arkema SA	14,522	1,249,329

Cie de Saint-Gobain	41,292	1,379,676

Cie Generale des Etablissements Michelin	14,803	1,471,978

Danone SA	20,631	1,454,649

Engie SA	112,251	1,612,390

Pernod Ricard SA	9,829	1,614,503

Sanofi	17,553	1,522,460

TOTAL SA	25,364	1,342,209

(Cost $12,039,189)		11,647,194

Germany 11.4%

BASF SE	19,599	1,375,632

Bayer AG (Registered)	19,607	1,372,709

Beiersdorf AG	13,906	1,454,998

Brenntag AG	28,500	1,236,824

Continental AG	9,468	1,318,768

Merck KGaA	15,019	1,553,987

(Cost $10,292,890)		8,312,918

Hong Kong 6.5%

CLP Holdings Ltd.	134,149	1,516,042

HK Electric Investments & HK Electric Investments Ltd. “SS”, (Units)	1,549,000	1,569,316

Hong Kong & China Gas Co., Ltd.	776,095	1,602,474

(Cost $3,456,727)		4,687,832

Japan 24.0%

Bridgestone Corp.	40,108	1,544,045

Central Japan Railway Co.	8,000	1,688,787

Denso Corp.	33,700	1,489,916

Honda Motor Co., Ltd.	57,000	1,497,095

Japan Tobacco, Inc.	57,300	1,363,868

Mazda Motor Corp.	137,600	1,415,252

Nissan Motor Co., Ltd.	170,200	1,362,551

Sekisui House Ltd.	104,400	1,553,637

Subaru Corp.	55,800	1,199,909

Sumitomo Electric Industries Ltd.	109,700	1,451,189

Toyota Industries Corp.	29,700	1,365,286

Toyota Motor Corp.	26,100	1,515,144

(Cost $20,147,678)		17,446,679

Luxembourg 1.7%
ArcelorMittal (Cost $1,464,056)	58,846	1,236,608

	Shares	Value ($)

Netherlands 3.9%

Koninklijke DSM NV	17,145	1,408,169

Randstad NV	30,789	1,418,018

(Cost $2,982,906)		2,826,187

Singapore 4.0%

Singapore Airlines Ltd.	220,341	1,521,002

Singapore Telecommunications Ltd.	649,000	1,405,680

(Cost $3,579,576)		2,926,682

Switzerland 8.2%

Adecco Group AG (Registered)	31,454	1,478,150

Ferguson PLC	22,261	1,426,438

Nestle SA (Registered)	17,654	1,435,734

Roche Holding AG (Genusschein)	6,433	1,600,614

(Cost $6,555,435)		5,940,936

United Kingdom 13.6%

Barratt Developments PLC	231,630	1,368,594

easyJet PLC	98,478	1,391,494

GlaxoSmithKline PLC	76,210	1,451,108

International Consolidated Airlines Group SA	198,349	1,565,466

Persimmon PLC	52,030	1,282,837

Smiths Group PLC	87,078	1,516,181

Taylor Wimpey PLC	747,643	1,299,420

(Cost $11,203,061)		9,875,100
Total Common Stocks (Cost $78,781,889)		70,649,856

Preferred Stocks 2.1%
Germany
Henkel AG & Co. KGaA (Cost $1,692,692)	13,903	1,522,614

Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (a) (b) (Cost $1,268)	1,268	1,268

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 2.41% (a) (Cost $258,740)	258,740	258,740

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,734,589)	99.6	72,432,478
Other Assets and Liabilities, Net	0.4	269,809
Net Assets	100.0	72,702,287

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Security Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (a) (b)
—	1,268	(c)	—	—	—	15,116	—	1,268	1,268
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 2.41% (a)
729,063	12,487,538		12,957,861	—	—	9,626	—	258,740	258,740
729,063	12,488,806		12,957,861	—	—	24,742	—	260,008	260,008

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Purchases and sales not shown for securities lending collateral.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,632,340	$—	$1,632,340
Belgium	—	2,833,450	—	2,833,450
Finland	—	1,283,930	—	1,283,930
France	—	11,647,194	—	11,647,194
Germany	—	8,312,918	—	8,312,918
Hong Kong	—	4,687,832	—	4,687,832
Japan	—	17,446,679	—	17,446,679
Luxembourg	—	1,236,608	—	1,236,608
Netherlands	—	2,826,187	—	2,826,187
Singapore	—	2,926,682	—	2,926,682
Switzerland	—	5,940,936	—	5,940,936
United Kingdom	—	9,875,100	—	9,875,100
Preferred Stock	—	1,522,614	—	1,522,614
Short-Term Investments (d)	260,008	—	—	260,008
Total	$260,008	$72,172,470	$—	$72,432,478

(d)	See Investment Portfolio for additional detailed categories.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $80,474,581)	$72,172,470
Investment in DWS Government & Agency Securities Portfolio (cost $1,268)	1,268
Investment in DWS Central Cash Management Government Fund (cost $258,740)	258,740
Cash	2
Foreign currency, at value (cost $83,255)	83,833
Receivable for Fund shares sold	4,875
Dividends receivable	134,333
Interest receivable	1,946
Foreign taxes recoverable	213,554
Other assets	7,555
Total assets	72,878,576

Liabilities
Payable upon return of securities lending collateral	1,268
Payable for Fund shares redeemed	8,250
Accrued management fee	42,280
Accrued Trustees’ fees	1,902
Other accrued expenses and payables	122,589
Total liabilities	176,289
Net assets, at value	$72,702,287

Net Assets Consist of
Distributable earnings (loss)	(34,470,279)
Paid-in capital	107,172,566
Net assets, at value	$72,702,287

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($72,426,560 ÷ 11,634,868 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.22
Class B

Net Asset Value, offering and redemption price per share ($275,727 ÷ 44,210 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.24

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $233,080)	$3,000,541
Income distributions — DWS Central Cash Management Government Fund	9,626
Securities lending income, net of borrower rebates	15,116
Other income	88,220
Total income	3,113,503
Expenses:
Management fee	672,664
Administration fee	85,148
Services to shareholders	2,374
Distribution service fee (Class B)	785
Custodian fee	48,519
Professional fees	77,087
Reports to shareholders	53,937
Trustees’ fees and expenses	5,850
Other	17,840
Total expenses before expense reductions	964,204
Expense reductions	(220,784)
Total expenses after expense reductions	743,420
Net investment income	2,370,083

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,646,280
Foreign currency	(52,476)
2,593,804
Change in net unrealized appreciation (depreciation) on:
Investments	(17,367,302)
Foreign currency	(4,930)
(17,372,232)
Net gain (loss)	(14,778,428)
Net increase (decrease) in net assets resulting from operations	$(12,408,345)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$2,370,083	$2,228,428
Net realized gain (loss)	2,593,804	2,603,883
Change in net unrealized appreciation (depreciation)	(17,372,232)	14,930,893
Net increase (decrease) in net assets resulting from operations	(12,408,345)	19,763,204
Distributions to shareholders:
Class A	(895,216)	(7,067,244)
Class B	(2,479)	(20,366)
Total distributions	(897,695)	(7,087,610)*
Fund share transactions:
Class A
Proceeds from shares sold	4,166,625	6,185,861
Reinvestment of distributions	895,216	7,067,244
Payments for shares redeemed	(11,189,329)	(27,986,345)
Net increase (decrease) in net assets from Class A share transactions	(6,127,488)	(14,733,240)
Class B
Proceeds from shares sold	14,693	8,966
Reinvestment of distributions	2,479	20,366
Payments for shares redeemed	(18,167)	(15,497)
Net increase (decrease) in net assets from Class B share transactions	(995)	13,835
Increase (decrease) in net assets	(19,434,523)	(2,043,811)
Net assets at beginning of period	92,136,810	94,180,621
Net assets at end of period	$ 72,702,287	$92,136,810 **

Other Information
Class A
Shares outstanding at beginning of period	12,504,196	14,512,126
Shares sold	588,874	886,888
Shares issued to shareholders in reinvestment of distributions	123,648	1,054,813
Shares redeemed	(1,581,850)	(3,949,631)
Net increase (decrease) in Class A shares	(869,328)	(2,007,930)
Shares outstanding at end of period	11,634,868	12,504,196
Class B
Shares outstanding at beginning of period	44,351	42,251
Shares sold	2,083	1,287
Shares issued to shareholders in reinvestment of distributions	342	3,026
Shares redeemed	(2,566)	(2,213)
Net increase (decrease) in Class B shares	(141)	2,100
Shares outstanding at end of period	44,210	44,351

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $848,699.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$7.34	$6.47	$7.15	$7.86	$9.06
Income (loss) from investment operations:

Net investment income (loss)[a]	.20	.16	.16	.21	.31 [b]
Net realized and unrealized gain (loss)	(1.25)	1.21	(.13)	(.59)	(1.36)
Total from investment operations	(1.05)	1.37	.03	(.38)	(1.05)
Less distributions from:

Net investment income	(.07)	(.50)	(.71)	(.33)	(.15)
Net asset value, end of period	$6.22	$7.34	$6.47	$7.15	$7.86
Total Return (%)[c]	(14.39)	21.96	.74	(5.48)	(11.76)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	92	94	105	126
Ratio of expenses before expense reductions (%)[d]	1.13	1.10	1.12	1.05	1.04
Ratio of expenses after expense reductions (%)[d]	.87	.84	.84	.98	.98
Ratio of net investment income (loss) (%)	2.78	2.24	2.46	2.74	3.55 [b]
Portfolio turnover rate (%)	59	73	67	99	135

[a]	Based on average shares outstanding during the period.

[b]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $.08 per share and .95% of average daily net assets, for the year ended December 31, 2014.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$7.36	$6.48	$7.16	$7.87	$9.07
Income (loss) from investment operations:

Net investment income (loss)[a]	.18	.13	.14	.19	.28 [b]
Net realized and unrealized gain (loss)	(1.24)	1.23	(.13)	(.59)	(1.35)
Total from investment operations	(1.06)	1.36	.01	(.40)	(1.07)
Less distributions from:

Net investment income	(.06)	(.48)	(.69)	(.31)	(.13)
Net asset value, end of period	$6.24	$7.36	$6.48	$7.16	$7.87
Total Return (%)[c]	(14.57)	21.76	.48	(5.71)	(11.98)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28	.33	.27	.27	.26
Ratio of expenses before expense reductions (%)[d]	1.41	1.38	1.40	1.33	1.31
Ratio of expenses after expense reductions (%)[d]	1.12	1.09	1.10	1.23	1.23
Ratio of net investment income (loss) (%)	2.54	1.86	2.18	2.47	3.26 [b]
Portfolio turnover rate (%)	59	73	67	99	135

[a]	Based on average shares outstanding during the period.

[b]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $.08 per share and .95% of average daily net assets, for the year ended December 31, 2014.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (formerly Deutsche Variable Series I) (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP (formerly Deutsche Bond VIP), DWS Capital Growth VIP (formerly Deutsche Capital Growth VIP), DWS Core Equity VIP (formerly Deutsche Core Equity VIP), DWS CROCI® International VIP (formerly Deutsche CROCI® International VIP) and DWS Global Small Cap VIP (formerly Deutsche Global Small Cap VIP) (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

12	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including DWS Government & Agency Securities Portfolio managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	13

recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $27,853,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,342,000) and long-term losses ($20,511,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provisions for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$2,268,612
Capital loss carryforwards	$(27,853,000)
Net unrealized appreciation (depreciation) on investments	$(8,885,780)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $81,318,258. The net unrealized depreciation for all investments based on tax cost was $8,885,780. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $3,557,125 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $12,442,905.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$897,695	$7,087,610

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

14	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $49,866,258 and $54,019,176, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.79% of the Fund’s average daily net assets.

For the period from January 1, 2018 through April 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class B	1.09%

In addition, for the period from May 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class B	1.15%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class B	1.12%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$219,892
Class B	892
$220,784

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $85,148, of which $6,224 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent,

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	15

dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$627	$104
Class B	81	14
	$708	$118

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $785, of which $59 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $12,141, of which $8,052 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,138.

D. Ownership of the Fund

At December 31, 2018, five participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 23%, 17%, 13%, 12% and 11%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 84% and 10%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

16	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI® International VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS CROCI® International VIP (one of the funds constituting Deutsche DWS Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$887.30	$887.60
Expenses Paid per $1,000*	$4.23	$5.42

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,020.72	$1,019.46
Expenses Paid per $1,000*	$4.53	$5.80

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS CROCI® International VIP	.89%	1.14%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Tax Information	(Unaudited)

The Fund paid foreign taxes of $181,231 and earned $2,236,775 of foreign source income during the year ended December 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.016 per share as foreign taxes paid and $0.019 per share as income earned from foreign sources for the year ended December 31, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trusts’ policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trusts’ policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

20	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	21

The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

24	|	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	|	25

Notes

Notes

VS1cint-2 (R-025823-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series I

(formerly Deutsche Variable Series I)

DWS Global Small Cap VIP

(formerly Deutsche Global Small Cap VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018, are 1.08% and 1.37% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,949	$9,691	$9,399	$24,927
	Average annual total return	-20.51%	-1.04%	-1.23%	9.56%
S&P Developed Small Cap Index	Growth of $10,000	$8,620	$11,860	$12,202	$30,297
	Average annual total return	-13.80%	5.85%	4.06%	11.72%

DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$7,926	$9,606	$9,269	$24,269
	Average annual total return	-20.74%	-1.33%	-1.51%	9.27%
S&P Developed Small Cap Index	Growth of $10,000	$8,620	$11,860	$12,202	$30,297
	Average annual total return	-13.80%	5.85%	4.06%	11.72%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

DWS Global Small Cap VIP returned –20.51% in 2018 (Class A shares, unadjusted for contract charges), trailing the –13.80% return of its benchmark, the S&P Developed SmallCap World Index. After performing well through the end of September, small-cap stocks fell sharply in the fourth quarter and finished with their worst calendar-year showing since 2008. The combination of slower global growth, rising U.S. interest rates, and increasingly protectionist U.S. trade policy took a heavy toll on the markets and led to a 17.76% loss for the index in the final three months of the year.

Individual stock selection played the largest role in the Fund’s performance shortfall. The Fund’s holdings lagged the corresponding benchmark components in several sectors, with the weakest results occurring in information technology, financials, consumer discretionary, and energy.

The U.S. asset manager Affiliated Managers Group, Inc. was the largest detractor in financials. The stock struggled due to asset outflows and the sensitivity of the company’s business to broader financial-market performance. Grupo Supervielle SA (Brazil)* and FCB Financial Holdings, Inc. (United States) also hurt the Fund’s results in the sector.

Altran SA, a French provider of engineering and consulting services, was a notable detractor in technology. The stock lost ground after accounting irregularities were revealed at a company it had recently acquired. Belden, Inc.* — a U.S.-based provider of switches, connectivity products and hardware used in the broadcasting industry — was another key detractor in technology. However, the sector was also home to the Fund’s top contributor: Five9, Inc. The company gained market share as customer-contact centers continued to migrate from physical, on-premises locations to cloud-based applications. Five9, which uses customer data and artificial intelligence to provide better customer experiences for its clients, has been well positioned for this shift.

Shutterfly, Inc. (United States), whose shares slid due to investor concerns about the company’s acquisition of a school-picture provider, was the largest detractor in the consumer discretionary sector. On the plus side, Moncler SpA — an Italian luxury outdoor-apparel producer that reported robust sales growth despite difficult prior-year comparisons — was a top contributor. Energy was an additional area of weakness due to positions in several U.S-based services companies that were hit hard by the downturn in oil prices, including Oil States International, Inc., Transocean Ltd., and Dril-Quip, Inc.

On the positive side, we added value through favorable stock selection in the health care sector. Molina Healthcare, Inc. — a managed-care provider for individuals and families that receive insurance coverage from government programs — was the leading contributor. Molina effectively executed its cost-savings plan, which translated to better-than expected profits. Retrophin, Inc. and Cardiovascular Systems, Inc. were additional contributors of note.

We continued to rotate the portfolio in an effort to capitalize on what we saw as the most compelling investment ideas in the global small-cap space. We identified opportunities in financials, prompting us to reduce the extent of the Fund’s underweight in this area. In addition, we made selective additions to the portfolio’s holdings in health care, materials, energy, and real estate. Conversely, we reduced its weightings in the consumer discretionary and information technology sectors. At the geographic level, we increased the Fund’s allocation to North America. The stronger relative growth of the U.S. economy created a broader range of opportunities in companies with robust earnings prospects. We funded this shift by bringing the portfolio’s overweight in Europe toward a neutral weighting. The net result of these decisions was that the Fund’s geographic and sector allocations moved closer to those of the benchmark.

We continued to see healthy underpinnings for the global equity markets as the year drew to a close, but stocks remained vulnerable to a wide range of risk factors. We therefore saw little value in attempting to capture the volatility associated with shifting day-to-day headlines. Instead, we maintained our steady approach of assessing fundamentals and valuations to construct a portfolio of fast-growing companies from around the world.

Peter Barsa, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Terms to Know

The S&P Developed SmallCap Index tracks the performance of small-capitalization stocks in 22 countries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

*	Not held in the portfolio as of December 31, 2018.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	88%	98%
Cash Equivalents	9%	2%
Exchange-Traded Fund	1%	—
Preferred Stock	1%	—
Convertible Preferred Stock	1%	0%
Warrant	0%	0%
	100%	100%

Geographical Diversification (As of % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
United States	60%	55%
Japan	10%	10%
United Kingdom	5%	6%
Germany	4%	4%
Italy	3%	4%
Canada	3%	3%
France	3%	4%
Spain	2%	1%
Brazil	2%	—
Others	8%	13%
	100%	100%

Sector Diversification (As of % of Investment Portfolio excluding Exchange-Traded Fund, Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Industrials	19%	22%
Consumer Discretionary	16%	17%
Health Care	16%	12%
Information Technology	15%	17%
Financials	13%	10%
Materials	6%	6%
Energy	5%	7%
Real Estate	4%	2%
Communication Services	3%	4%
Consumer Staples	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 88.0%
Austria 1.6%
Lenzing AG	4,293	391,300
Wienerberger AG	31,646	654,146

(Cost $1,466,774)		1,045,446

Brazil 0.8%
Construtora Tenda SA (Cost $450,691)	64,472	533,808

Canada 2.6%
First Quantum Minerals Ltd.	30,330	245,271
Linamar Corp.	9,191	304,975
Quebecor, Inc. “B”	40,906	861,147
SunOpta, Inc.*	77,771	300,974

(Cost $1,899,201)		1,712,367

France 2.6%
Altran Technologies SA	66,543	535,729
SMCP SA 144A*	32,313	499,368
SPIE SA	33,790	449,236
Synergie SA	6,511	182,620

(Cost $2,949,938)		1,666,953

Germany 3.5%
Deutz AG	100,599	597,031
PATRIZIA Immobilien AG	48,753	934,263
United Internet AG (Registered)	16,617	731,355

(Cost $1,395,166)		2,262,649

Hong Kong 1.6%
Techtronic Industries Co., Ltd. (Cost $237,536)	193,041	1,028,380

India 1.1%
WNS Holdings Ltd. (ADR)* (Cost $482,259)	17,279	712,932

Ireland 1.2%
Avadel Pharmaceuticals PLC (ADR)*	29,655	76,510
Dalata Hotel Group PLC	82,826	449,532
Ryanair Holdings PLC*	21,445	264,477

(Cost $771,038)		790,519

Italy 3.1%
Buzzi Unicem SpA	40,980	707,767
Cerved Group SpA	79,900	658,134
Moncler SpA	19,233	642,618

(Cost $2,202,062)		2,008,519

Japan 9.1%
Ai Holdings Corp.	31,017	547,328
Anicom Holdings, Inc.	22,900	757,772
BML, Inc.	25,100	643,396
Daikyonishikawa Corp.	53,400	523,155
Kura Corp.	4,300	213,769
Kusuri No Aoki Holdings Co., Ltd.	11,258	710,556
Optex Group Co., Ltd.	16,800	260,163
Sawai Pharmaceutical Co., Ltd.	7,400	353,637
Syuppin Co., Ltd.	47,300	305,721
Tokai Carbon Co., Ltd. (a)	21,500	243,321
Topcon Corp.	24,100	319,219

	Shares	Value ($)
UT Group Co., Ltd.*	24,024	410,256
Zenkoku Hosho Co., Ltd.	20,300	636,565

(Cost $4,785,414)		5,924,858

Korea 0.5%
i-SENS, Inc. (Cost $530,452)	17,084	344,497

Spain 2.2%
Talgo SA 144A*	155,251	955,051
Telepizza Group SA 144A	73,497	496,253

(Cost $1,318,375)		1,451,304

Sweden 1.0%
Nobina AB 144A (Cost $420,821)	100,518	682,132

United Kingdom 4.7%
accesso Technology Group PLC*	14,761	273,711
Arrow Global Group PLC	86,848	195,825
B&M European Value Retail SA	164,952	593,143
Clinigen Healthcare Ltd.*	29,896	287,425
Domino’s Pizza Group PLC	96,786	287,806
Electrocomponents PLC	119,715	774,830
Scapa Group PLC	169,289	662,645

(Cost $2,874,292)		3,075,385

United States 52.4%
Advanced Disposal Services, Inc.*	28,244	676,161
Affiliated Managers Group, Inc.	5,328	519,160
Americold Realty Trust (REIT)	13,500	344,790
Amicus Therapeutics, Inc.*	12,093	115,851
Anixter International, Inc.*	8,374	454,792
Arena Pharmaceuticals, Inc.*	8,596	334,814
athenahealth, Inc.*	2,453	323,624
BioScrip, Inc.*	118,049	421,435
Blucora, Inc.*	12,163	324,022
Cabot Microelectronics Corp.	3,440	327,928
California Resources Corp.*	8,440	143,818
Cardiovascular Systems, Inc.*	32,056	913,275
Casey’s General Stores, Inc.	6,479	830,219
Chart Industries, Inc.*	9,348	607,900
Contango Oil & Gas Co.*	121,886	396,130
Cypress Semiconductor Corp.	36,916	469,572
Del Taco Restaurants, Inc.*	23,573	235,494
Dolby Laboratories, Inc. “A”	5,310	328,370
Dril-Quip, Inc.*	19,440	583,783
Ducommun, Inc.*	28,526	1,036,064
Eagle Bancorp., Inc.*	10,870	529,478
Envestnet, Inc.*	9,641	474,241
FCB Financial Holdings, Inc. “A”*	18,970	637,013
Five9, Inc.*	21,001	918,164
Fox Factory Holding Corp.*	16,286	958,757
Green Dot Corp. “A”*	6,236	495,887
H&E Equipment Services, Inc.	19,737	403,030
Heron Therapeutics, Inc.*	28,428	737,422
Hillenbrand, Inc.	9,300	352,749
Hyster-Yale Materials Handling, Inc.	7,996	495,432
Inphi Corp.*	13,565	436,115
iRhythm Technologies, Inc.*	2,227	154,732
Jack in the Box, Inc.	4,906	380,853
Jefferies Financial Group, Inc.	25,633	444,989
Kennametal, Inc.	11,780	392,038
Lazard Ltd. “A” (b)	16,265	600,341

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	7

	Shares	Value ($)
Lumentum Holdings, Inc.*	10,194	428,250
Merit Medical Systems, Inc.*	6,446	359,751
Mistras Group, Inc.*	15,341	220,604
Molina Healthcare, Inc.*	7,631	886,875
National Storage Affiliates Trust (REIT)	32,175	851,350
Neurocrine Biosciences, Inc.*	10,230	730,524
Oil States International, Inc.*	35,603	508,411
Pacira Pharmaceuticals, Inc.*	11,608	499,376
Providence Service Corp.*	14,314	859,126
QAD, Inc. “A”	13,869	545,468
Retrophin, Inc.*	41,028	928,464
Rush Enterprises, Inc. “A”	37,581	1,295,793
Samsonite International SA 144A* (c)	162,600	463,310
SEACOR Marine Holdings, Inc.*	36,767	432,380
Shutterfly, Inc.*	12,424	500,190
Sinclair Broadcast Group, Inc. “A”	13,482	355,116
South State Corp.	11,750	704,412
Tailored Brands, Inc.	24,493	334,085
Tenneco, Inc.	9,916	271,599
Thermon Group Holdings, Inc.*	36,596	742,167
Titan Machinery, Inc.*	49,205	647,046
TopBuild Corp.*	5,261	236,745
Transocean Ltd.* (d)	93,674	650,098
Trinseo SA	9,996	457,617
TriState Capital Holdings, Inc.*	24,568	478,093
Varonis Systems, Inc.*	11,265	595,918
WEX, Inc.*	5,149	721,169
YETI Holdings, Inc.* (a)	17,321	257,044
Zions Bancorp. NA	9,941	404,996

(Cost $32,535,787)		34,164,420
Total Common Stocks (Cost $54,319,806)		57,404,169

Convertible Preferred Stock 0.4%
United States
Providence Service Corp. (e) (Cost $196,900)	1,969	296,338

	Shares	Value ($)

Exchange-Traded Fund 1.0%
United States
iShares Russell 2000 ETF (Cost $703,051)	4,761	637,498

Preferred Stocks 0.9%
Brazil
Randon SA Implementos e Participacoes (Cost $694,203)	261,457	627,724

Warrants 0.0%
France
Parrot SA, Expiration Date 12/15/2022* (e)	13,230	124
Parrot SA, Expiration Date 12/22/2022* (e)	13,230	99
Total Warrants (Cost $0)		223

Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (f) (g) (Cost $510,934)	510,934	510,934

Cash Equivalent 9.3%
DWS Central Cash Management Government Fund, 2.41% (f) (Cost $6,042,652)	6,042,652	6,042,652

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $62,467,546)	100.4	65,519,538
Other Assets and Liabilities, Net	(0.4)	(281,230)
Net Assets	100.0	65,238,308

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (f) (g)
2,980,179	—	2,469,245	(h)	—	—	22,913	—	510,934	510,934
Cash Equivalent 9.3%
DWS Central Cash Management Government Fund, 2.41% (f)
1,563,917	19,826,169	15,347,434		—	—	73,505	—	6,042,652	6,042,652
4,544,096	19,826,169	17,816,679		—	—	96,418	—	6,553,586	6,553,586

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $493,690, which is 0.8% of net assets.

(b)	Listed on the NASDAQ Stock Market, Inc.

(c)	Listed on the Stock Exchange of Hong Kong.

(d)	Listed on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$1,045,446	$—	$1,045,446
Brazil	533,808	—	—	533,808
Canada	1,712,367	—	—	1,712,367
France	—	1,666,953	—	1,666,953
Germany	—	2,262,649	—	2,262,649
Hong Kong	—	1,028,380	—	1,028,380
India	712,932	—	—	712,932
Ireland	76,510	714,009	—	790,519
Italy	—	2,008,519	—	2,008,519
Japan	—	5,924,858	—	5,924,858
Korea	344,497	—	—	344,497
Spain	—	1,451,304	—	1,451,304
Sweden	—	682,132	—	682,132
United Kingdom	—	3,075,385	—	3,075,385
United States	33,701,110	463,310	—	34,164,420
Convertible Preferred Stock	—	—	296,338	296,338
Exchange-Traded Fund	637,498	—	—	637,498
Preferred Stocks	—	627,724	—	627,724
Warrants (i)	—	—	223	223
Short-Term Investments (i)	6,553,586	—	—	6,553,586
Total	$44,272,308	$20,950,669	$296,561	$65,519,538

(i)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $55,913,960) including — $493,690 of securities loaned	$58,965,952
Investment in DWS Government & Agency Securities Portfolio (cost $510,934)*	510,934
Investment in DWS Central Cash Management Government Fund (cost $6,042,652)	6,042,652
Foreign currency, at value (cost $221,003)	220,411
Receivable for investments sold	75,318
Receivable for Fund shares sold	35,052
Dividends receivable	27,566
Interest receivable	13,148
Foreign taxes recoverable	13,579
Other assets	2,740
Total assets	65,907,352

Liabilities
Payable upon return of securities loaned	510,934
Payable for Fund shares redeemed	10,417
Accrued management fee	38,920
Accrued Trustees’ fees	1,842
Other accrued expenses and payables	106,931
Total liabilities	669,044
Net assets, at value	$65,238,308

Net Assets Consist of
Distributable earnings (loss)	6,612,854
Paid-in capital	58,625,454
Net assets, at value	$65,238,308

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($63,145,478 ÷ 7,090,435 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.91
Class B

Net Asset Value, offering and redemption price per share ($2,092,830 ÷ 244,229 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.57

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $46,746)	$718,723
Income distributions — DWS Central Cash Management Government Fund	73,505
Securities lending income, net of borrower rebates	22,913
Other income	2,097
Total income	817,238
Expenses:
Management fee	662,665
Administration fee	82,833
Services to shareholders	2,190
Recordkeeping fee (Class B)	860
Distribution service fee (Class B)	6,650
Custodian fee	40,267
Professional fees	76,464
Reports to shareholders	23,675
Trustees’ fees and expenses	5,693
Other	19,823
Total expenses before expense reductions	921,120
Expense reductions	(267,574)
Total expenses after expense reductions	653,546
Net investment income	163,692

Realized and Unrealized gain (loss)
Net realized gain (loss) from:
Investments	4,126,871
Foreign currency	(25,230)
4,101,641
Change in net unrealized appreciation (depreciation) on:
Investments	(21,198,075)
Foreign currency	(6,154)
(21,204,229)
Net gain (loss)	(17,102,588)
Net increase (decrease) in net assets resulting from operations	$(16,938,896)

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$163,692	$20,032
Net realized gain (loss)	4,101,641	11,409,672
Change in net unrealized appreciation (depreciation)	(21,204,229)	5,252,419
Net increase (decrease) in net assets resulting from operations	(16,938,896)	16,682,123
Distributions to shareholders:
Class A	(10,751,156)	(8,009,441)
Class B	(359,200)	(245,528)
Total distributions	(11,110,356)	(8,254,969)*
Fund share transactions:
Class A
Proceeds from shares sold	3,594,525	3,744,539
Reinvestment of distributions	10,751,156	8,009,441
Payments for shares redeemed	(9,398,765)	(23,622,010)
Net increase (decrease) in net assets from Class A share transactions	4,946,916	(11,868,030)
Class B
Proceeds from shares sold	125,220	289,787
Reinvestment of distributions	359,200	245,528
Payments for shares redeemed	(387,600)	(451,769)
Net increase (decrease) in net assets from Class B share transactions	96,820	83,546
Increase (decrease) in net assets	(23,005,516)	(3,357,330)
Net assets at beginning of period	88,243,824	91,601,154

Net assets at end of period	$65,238,308	$88,243,824 **

Other Information
Class A
Shares outstanding at beginning of period	6,616,392	7,559,752
Shares sold	323,813	308,643
Shares issued to shareholders in reinvestment of distributions	963,365	695,868
Shares redeemed	(813,135)	(1,947,871)
Net increase (decrease) in Class A shares	474,043	(943,360)

Shares outstanding at end of period	7,090,435	6,616,392
Class B
Shares outstanding at beginning of period	232,496	224,620
Shares sold	11,426	24,779
Shares issued to shareholders in reinvestment of distributions	33,383	22,020
Shares redeemed	(33,076)	(38,923)
Net increase (decrease) in Class B shares	11,733	7,876

Shares outstanding at end of period	244,229	232,496

*	Includes distributions from net realized gains of $8,009,441 and $245,528, for Class A and Class B, respectively.

**	Includes distributions in excess of net investment income of $204,731.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.90	$11.78	$13.17	$14.61	$17.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.00 *	.03	.06	.04
Net realized and unrealized gain (loss)	(2.32)	2.21	.15	.21	(.69)
Total from investment operations	(2.30)	2.21	.18	.27	(.65)
Less distributions from:
Net investment income	(.04)	—	(.05)	(.14)	(.15)
Net realized gains	(1.65)	(1.09)	(1.52)	(1.57)	(1.90)
Total distributions	(1.69)	(1.09)	(1.57)	(1.71)	(2.05)
Net asset value, end of period	$8.91	$12.90	$11.78	$13.17	$14.61
Total Return (%)[b]	(20.51)	20.02	1.57	1.16	(4.13)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	85	89	104	135
Ratio of expenses before expense reductions (%)[c]	1.10	1.15	1.17	1.12	1.13
Ratio of expenses after expense reductions (%)[c]	.78	.94	1.02	.99	.97
Ratio of net investment income (loss) (%)	.21	.03	.22	.41	.27
Portfolio turnover rate (%)	32	42	41	27	33

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.47	$11.45	$12.85	$14.29	$16.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.03)	(.03)	.02	.00 *
Net realized and unrealized gain (loss)	(2.24)	2.14	.17	.21	(.67)
Total from investment operations	(2.25)	2.11	.14	.23	(.67)
Less distributions from:
Net investment income	—	—	(.02)	(.10)	(.11)
Net realized gains	(1.65)	(1.09)	(1.52)	(1.57)	(1.90)
Total distributions	(1.65)	(1.09)	(1.54)	(1.67)	(2.01)
Net asset value, end of period	$8.57	$12.47	$11.45	$12.85	$14.29
Total Return (%)[b]	(20.74)	19.60	1.34	.86	(4.33)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	3
Ratio of expenses before expense reductions (%)[c]	1.39	1.44	1.47	1.41	1.41
Ratio of expenses after expense reductions (%)[c]	1.06	1.22	1.30	1.24	1.25
Ratio of net investment income (loss) (%)	(.08)	(.26)	(.23)	.15	.02
Portfolio turnover rate (%)	32	42	41	27	33

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Variable Series I (formerly Deutsche Variable Series I) (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of five diversified funds: DWS Bond VIP (formerly Deutsche Bond VIP), DWS Capital Growth VIP (formerly Deutsche Capital Growth VIP), DWS Core Equity VIP (formerly Deutsche Core Equity VIP), DWS CROCI® International VIP (formerly Deutsche CROCI® International VIP) and DWS Global Small Cap VIP (formerly Deutsche Global Small Cap VIP) (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	13

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are

14	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed long-term capital gains	$3,774,957
Net unrealized appreciation (depreciation) on investments	$2,839,376

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $62,680,162. The net unrealized appreciation for all investments based on tax cost was $2,839,376. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $12,080,760 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $9,241,384.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary Income*	$1,136,799	$—
Distributions from long-term capital gains	$9,973,557	$8,254,969

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	15

Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $24,875,635 and $34,431,724, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA“ or the “Advisor“), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

For the period from January 1, 2018 through April 30, 2019, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.78%
Class B	1.06%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$258,776
Class B	8,798
$267,574

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee“) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $82,833, of which $5,726 is unpaid.

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$546	$89
Class B	165	27
	$711	$116

Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $6,650, of which $458 is unpaid.

16	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $9,997, of which $7,360 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2018, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 22%, 16% and 10%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 75% and 15%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Global Small Cap VIP (one of the funds constituting Deutsche DWS Variable Series I, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

18	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$783.00	$781.20
Expenses Paid per $1,000*	$3.51	$4.76

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,021.27	$1,019.86
Expenses Paid per $1,000*	$3.97	$5.40

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Global Small Cap VIP	.78%	1.06%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $1.50 per share from net long-term capital gains during its year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,270,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 21% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, effective October 1, 2017, in connection with the 2017 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.80%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

22	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

24	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	|	25

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Notes

VS1glosc-2 (R-025821-8 2/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series I
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$308,062	$0	$0	$5,520
2017	$299,569	$0	$0	$4,500

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$5,520	$0	$0	$5,520
2017	$4,500	$0	$0	$4,500

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2019